EXHIBIT 10.8



STANDARD FORM OF LOFT LEASE The Real Estate Board of New York, Inc.

Agreement of Lease, made as of this 23rd DAY OF July, 2002, between BALBO REALTY LLC, having an office at 307 Fifth Avenue, New York, New York party of the first part, hereinafter referred to as OWNER or LANDLORD, and SYSTEMS SERVICE TECHNOLOGIES INC., a New York corporation having its principal offices at its principal offices at 209 Lafayette Drive, Syosset, New York, New York 11791, party of the second part, hereinafter referred to as TENANT.

WITNESSETH: Owner hereby leases to Tenant and Tenant hereby hires from Owner south portion of 11th floor, as shown on the attached plan known as Exhibit A, in the building known as 253 West 35th Street in the Borough of Manhattan, City of New York, for the term of seven (7) years and five and one half months (or until such term shall sooner cease and expire as hereinafter provided) to commence on the commencement date and to end on the 31st day of December Two Thousand and Eight and both dates inclusive, at an annual rental rate of See Schedule "A" in Rider annexed hereto which Tenant agrees to pay in lawful money of the United States which shall be legal tender in payment of all debts and dues, public and private, at the time of payment, in equal monthly installments in advance on the first day of each month during said term, at the office of Owner or such other place as Owner may designate, without any set off or deduction whatsoever, except that Tenant shall pay the first monthly xxxxxx instalment(s) on the execution hereof (unless this lease be a renewal).

     In the event that, at the commencement of the term of this lease, or thereafter Tenant shall be in default in the payment of rent to Owner pursuant to the terms of another lease with Owner or with Owner's predecessor in interest, Owner may at Owner's option and without notice to Tenant add the amount of such arrears to any monthly instalment of rent payable hereunder and the same shall be payable to Owner as additional rent.

     The parties hereto, for themselves, their heirs, distributees, executors, administrators, legal representatives, successors and assigns, hereby covenant as follows:

Rent:

1. Tenant shall pay the rent as above and as hereinafter provided.

Occupancy:  2.

Tenant shall use and occupy demised premises for executive and general offices and parts department of Tenant engaged in the wholesale slae of electronic equipment and servicing of same provided such use is in accordance with the certificate of occupancy for the building, if any, and for no other purpose.

Alterations:  3.

Tenant shall make no changes in or to the demised premises of any nature without Owner's prior written consent. Subject to the prior written consent of Owner, and to the provisions of this article, Tenant at Tenant's expense, may make alterations, installations, additions or improvements which are non-structural and which do not affect utility services or plumbing and electrical lines, in or to the interior of the demised premises using contractors or mechanics first approved by Owner. Tenant shall, as its expense, before making any alterations, additions, installations or improvements obtain all permits, approval and certificates required by any governmental or quasi-governmental bodies and (upon completion) certificates of final approval thereof and shall deliver promptly duplicates of all such permits, approvals and certificates to Owner. Tenant agrees to carry and will cause Tenant's contractors and sub- contractors to carry such workman's compensation, general liability, personal and property damage insurance as Owner may require. If any mechanic's lien is filed against the demised premises, or the building of which the same forms a part, for work claimed to have been done for, or materials furnished to, Tenant, whether or not done pursuant to this article, the same shall be discharged by Tenant within thirty days thereafter, at Tenant's expense, by filing the bond required by law or otherwise. All fixtures and all paneling, partitions, railings and like installations, installed in the premises at any time, either by Tenant or by Owner on Tenant's behalf, shall, upon installation, become the property of Owner and shall remain upon and be surrendered with the demised premises unless Owner, by notice to Tenant no later than twenty days prior to the date fixed as the termination of this lease, elects to relinquish Owner's right thereto and to have them removed by Tenant, in which event the same shall be removed from the demised premises by Tenant prior to the expiration of the lease, at Tenant's expense. Nothing in this Article shall be construed to give Owner title to or to prevent Tenant's removal of trade [fixtures], moveable office furniture and equipment, but upon removal of any such from the premises or upon removal of other installations as may be required by Owner. Tenant shall immediately and at its expense, repair and restore the premises so the condition existing prior to installation and repair any damage to the demised premises or the building due to such removal. All property permitted or required to be removed, by Tenant at the end of the term remaining in the premises after Tenant's removal shall be deemed abandoned and may, at the election of Owner, either be retained as Owner's property or removed from the premises by Owner, at Tenant's expense.

Repairs:

4. Owner shall maintain and repair the exterior of and the public portions of the building. Tenant shall, throughout the term of this lease, take good care of the demised premises including the bathrooms and lavatory facilities (if the demised premises encompass the entire floor of the building) and the windows and window frames and the fixtures and appurtenances therein and at Tenant's sole costs and expense promptly make all repairs thereto and to the building, whether structural or non-structural in nature, caused by or resulting from the carelessness, omission, neglects or improper conduct of Tenant, Tenant's servants, employees, invitees, or licensees, and whether or not arising from such Tenant conduct or omission, when required by other provisions of this lease, including Article 6, Tenant shall also repair all damage to the building and the demised premises caused by the moving of Tenant's fixtures, furniture or equipment. All the aforesaid repairs shall be of quality of class equal to the original work or construction. If Tenant fails, after ten days notice, to proceed with due diligence to make repairs required to be made by Tenant, the same may be made by the Owner at the expense of Tenant, and the expenses thereof incurred by Owner shall be collectible, as additional rent, after rendition of a bill or statement therefor. If the demised premises be or become infested with vermin, Tenant shall, at its expense, cause the same to be exterminated. Except as specifically provided in Article 9 or elsewhere in this lease, there shall be no allowance to the Tenant for a diminution of rental value and no liability on the part of Owner by reason of inconvenience, annoyance or injury to business arising from Owner, Tenant or others making or failing to make any repairs, alterations, additions or improvements in or to any portion of the building or the demised premises or in and to the fixtures, appurtenances or equipment thereof. The provisions of this Article 4 with respect to the making of repairs shall not apply in the case of fire or other casualty with regard to which
Article 9 hereof shall apply.

Window Cleaning:

5. Tenant will not clean nor require, permit, suffer or allow any window in the demised premises to be cleaned from the outside in violation of Section 202 of the New York State Labor Law or any other applicable law or of the Rules of the Board of Standards and Appeals or of any other Board or body having or asserting jurisdiction.

Requirements of Law, Fire Insurance,  Floor Loads:

6. Prior to the commencement of the lease term, if Tenant is then in possession, and at all times thereafter, Tenant shall, at Tenant's sole cost and expense, promptly comply with all present and future laws, orders and regulations of all state, federal, municipal and local governments, departments, commissions and boards and any direction of any public officer pursuant to law, and all orders, rules and regulations of the New York Board of Fire Underwriters, or the Insurance Services Office, or any similar body which shall impose any violation, order or duty upon Owner or Tenant with respect to the demised premises, arising out of Tenant's use or manner of use thereof, or, with respects to the building, if arising out of Tenant's use or manner of use of the demised premises or the building (including the use permitted under the lease). Except as provided in
Article 30 hereof, nothing herein shall require Tenant to make structural repairs or alterations unless Tenant has, by its manner of use of the demised premises or method of operation therein, violated any such laws, ordinances, orders, rules, regulations or requirements with respect thereto. Tenant shall not do or permit any act or thing to be done in or to the demised premises which is contrary to law, or which will invalidate or be in conflict with public liability, fire or other policies of insurance at any time carried by or for the benefit of Owner, Tenant shall not keep anything in the demised premises except as now or hereafter permitted by the Fire Department, Board of Fire Underwriters, Fire Insurance rating Organization and other authority having jurisdiction, and then only in such manner and such quantity so as not to increase the rate for fire insurance applicable to the building, nor use the premises in a manner which will increase the insurance rate for the building or any property located therein over that in effect prior to the commencement of Tenant's occupancy. If by reason of failure to comply with the foregoing the fire insurance rate shall, at the beginning of this lease or at any time thereafter, be higher than it otherwise would be, then Tenant shall reimburse Owner, as additional rent hereunder, for that portion of all fire insurance premiums thereafter paid by Owner which shall have been charged because of such failure by Tenant. In any action or proceeding wherein Owner and Tenant are parties, a schedule or "make-up" or rate for the building or demised premises issued by a body making fire insurance rates applicable to said premises shall be conclusive evidence of the facts therein stated and of the several items and charges in the fire insurance rates then applicable to said premises. Tenant shall not place a load upon any floor of the demised premises exceeding the floor load per square foot area which it was designed to carry and which is allowed by law. Owner reserves the right to prescribe the weight and position of all safes, business machines and mechanical equipment. Such installations shall be placed and maintained by Tenant, at Tenant's expense, in setting sufficient, in Owner's judgement, to absorb and prevent vibration, noise and annoyance.

Subordination:

7. This lease is subject and subordinate to all ground or underlying leases and to all mortgages which may now or hereafter affect such leases or the real property of which demised premises are a part and to all renewals, modifications, consolidations, replacements and extensions of any such underlying leases and mortgages. This clause shall be self-operative and no further instrument or subordination shall be required by any ground or underlying lessor or by any mortgagee, affecting any lease or the real property of which the demised premises are a part. In confirmation of such subordination, Tenant shall execute promptly any certificate that Owner may request.

Tenant's Liability Insurance Property Loss, Damage,  Indemnity:

8. Owner or its agents shall not be liable for any damage to property of Tenant or of others entrusted to employees of the building, not for loss of or damage to any property of Tenant by thefts or otherwise, nor for any injury or damage to persons or property resulting from any cause of whatsoever nature, unless caused by or due to the negligence of Owner, its agents, servants or employees:
Owner or its agents shall not be liable for any damage caused by other tenants or persons in, upon or about said building or caused by operations in connection of any private, public or quasi public work. If at any time any windows of the demised premises are temporarily closed, darkened or bricked up (permanently closed, darkened or bricked up, if required by law) for any reason whatsoever including, but not limited to Owner's own acts. Owner shall not be liable for any damage Tenant may sustain thereby and Tenant shall not be entitled to any compensation therefor nor abatement or diminution of rent nor shall the same release Tenant from its obligations hereunder nor constitute an eviction. Tenant shall indemnify and save harmless Owner against and from all liabilities, obligations, damaged, penalties, claims, costs and expenses for which Owner shall not be reimbursed by insurance, including reasonable attorney's fees, paid, suffered or incurred as a result of any breach by Tenant, Tenant's agents, contractors, employees, invitees, or licensees, of any covenant or condition of this lease, or the carelessness, negligence or improper conduct of the Tenant, Tenant's Agents, contractors, employees, invitees or licensees. Tenant's liability under this lease extends to the acts and omissions of any sub-tenant, and any agent, contractor, employee, invitee or licensee of any sub- tenant. In case any action or proceeding is brought against Owner by reason of any such claim, Tenant, upon written notice from Owner, will, at Tenant's expense, resign or defend such action or proceeding by counsel approved by Owner in writing, such approval not to be unreasonably withheld.

Destruction, Fire and Other Casualty:

9. (a) If the demised premises or any part thereof shall be damaged by fire or other casualty, Tenant shall give immediate notice thereof to Owner and this lease shall continue in full force and effect except as hereinafter set forth.
(b) If the demised premises are partially damaged or rendered partially unusable by fire or other casualty, the damages thereto shall be repaired by and at the expense of Owner and the rent, until such repair shall be substantially completed, shall be apportioned from the day following the casualty according to the part of the premises which is usable. (c) If the demised premises are totally damaged or rendered wholly unusable by fire or other casualty, then the rent shall be proportionately paid up to the [time] the date when the premises shall have been repaired and restored by Owner, subject to Owner's right to elect not to restore the same as hereinafter provided. (d) If the demised premises are rendered wholly unusable or (whether or not the demised premises are damaged in whole or in part) if the building shall be so damaged that Owner shall decide to demolish it or to rebuild it, then in any of such events, Owner may elect to terminate this lease by written notice to Tenant, given within 90 days after such fire or casualty, specifying a date for the expiration of the lease, which date shall not be more than 60 days after the giving of such notice, and upon the date specified in such notice the term of this lease shall expire as fully and completely as if such date were the date set forth above for the termination of this lease and Tenant shall forthwith quit, surrender and vacate the premises without prejudice however, to Owner's rights and remedies against Tenant under the lease provisions in effect prior to such termination, and any rent owing shall be paid up to such date and any payments of rent made by Tenant which were on account of any period subsequent to such date shall be returned to Tenant. Unless Owner shall serve a termination notice as provided for herein. Owner shall make the repairs and restorations under the conditions of (b) and (c) hereof, with all reasonable expedition, subject to delays due to adjustment of insurance claims, labor troubles and causes beyond Owner's control. After any such casualty, Tenant shall cooperate with Owner's restoration for removing from the premises as promptly as reasonably possible, all of Tenant's salvageable inventory and movable equipment, furniture, and other property. Tenant's liability for rent shall resume five (5) days after written notice from Owner that the premises are substantially ready for Tenant's occupancy. (e) Nothing contained hereinabove shall relieve Tenant from liability that may exist as a result of damage from fire or other casualty. Notwithstanding the foregoing, each party shall look first to any insurance in its favor before making any claim against the other party for recovery for loss or damage resulting from fire or other casualty, and to the extent that such insurance is in force and collectible and to the extent permitted by law. Owner and Tenant each hereby releases and waives all right of recovery against the other or any one claiming through or under each of them by way of subrogation or otherwise. The foregoing release and waiver shall be in force only if both releasors' insurance policies contain a clause providing that such a release waiver shall not invalidate the insurance. If, and to the extent, that such waiver can be obtained only by the payment of additional premiums, then the parts benefiting from the waiver shall pay such premium within ten days after written demand or shall be deemed to have agreed that the party obtaining insurance coverage shall be free of any further obligation under the provisions hereof with respect to waiver of subrogation. Tenant acknowledges that Owner will not carry insurance on Tenant's furniture and or furnishings or any fixtures or equipment, improvements, or appurtenances removable by Tenant and agrees that Owner will not be obligated to repair any damage thereto or replace the same. (f) Tenant hereby waives the provisions of Section 227 of the Real Property Law and agrees that the provisions of this article shall govern and control in lieu thereof.

Eminent Domain: 10.

If the whole or any part of the demised premises shall be acquired or condemned by Eminent Domain for any public or quasi public use or purpose, then and in that event, the term of this lease shall cease and terminate from the date of title vesting in such proceeding and Tenant shall have no claim for the value of any unexpired term of said lease. Tenant shall have the right to make an independent claim to the condemning authority for the value of Tenant's moving expenses and personal property, trade fixtures and equipment, provided Tenant is entitled pursuant to the terms of the lease to remove such property, trade fixtures and equipment at the end of the term and provided further such claim does not reduce Owner's reward.

Assignment, Mortgage, Etc.:

11. Tenant, for itself, its heirs, distributees, executors, administrators, legal representatives, successors and assigns, expressly covenants that it shall not assign, mortgage or encumber this agreement, nor underlet, or suffer or permit the demised premises or any part thereof to be used by others, without the prior written consent of Owner in each instance. Transfer of the majority of the stock of a corporate Tenant shall be deemed an assignment. If this lease be assigned, or if the demised premises or any part thereof be underlet or occupied by anybody other than Tenant, Owner may, after default by Tenant, collect rent from the assignee, under tenant or occupant, and apply the net amount collected to the rent herein reserved, but no such assignment, underletting, occupancy or collection shall be deemed a waiver of this covenant, or the acceptance of the assignee, under tenant or occupant as tenant, or a release of Tenant from the further performance by Tenant of covenants on the part of Tenant herein contained. The consent by Owner to an assignment or underletting shall not in any wise be construed to relieve Tenant from obtaining the express consent in writing of Owner to any further assignment or underletting. See paragraph "55th" in Rider.

Electric Current:

12. Rates and conditions in respect to submetering or rent inclusion, as the case may be, to be added in RIDER attached hereto. Tenant covenants and agrees that at all times its use of electric current shall not exceed the capacity of existing leaders to the building or the risers of wiring installation and Tenant may not use any electrical equipment which, in Owner's opinion, reasonably exercised, will overload such installations or interfere with the use thereof by other tenants of the building. The change at any time of the character of electric service shall in no wise make Owner liable or responsible to Tenant, for any loss, damages or expenses which Tenant may sustain.

Access to Premises:

13. Owner or Owner's agents shall have the right (but shall not be obligated) to enter the demised premises in any emergency at any time, and, at other reasonable times on reasonable notice to examine the same and to make such repairs, replacements and improvements as Owner may deem necessary and reasonably desirable to any portion of the building or which Owner may elect to perform in the premises after Tenant's failure to make repairs or perform any work which Tenant is obligated to perform under this lease, or for the purpose of complying with laws, regulations and other directions of governmental authorities. Tenant shall permit Owner to use and maintain and replace pipes and conduits in and through the demised premises and to erect new pipes and conduits therein provided, wherever possible, they are within walls or otherwise concealed. Owner may, during the progress of any work in the demised premises, take all necessary materials and equipment into said premises without the same constituting an eviction nor shall the Tenant be entitled to any abatement of rent while such work is in progress nor to any damages by reason of loss or interruption of business or otherwise. Throughout the term hereof, Owner shall have the right to enter the demised premises at reasonable hours for the purpose of showing the same to prospective purchasers or mortgagees of the building, and during the last six months of the term for the purpose of showing the same to prospective tenants and may, during said six months period, place upon the premises the usual notices "To Let" and "For Sale" which notices Tenant shall permit to remain thereon without molestation. If Tenant is not present to open and permit an entry into the premises. Owner or Owner's agents may enter the same whenever such entry may be necessary or permissible by master key or forcibly and provided reasonable care is exercised to safeguard Tenant's property, such entry shall not render Owner or its agents liable therefor, nor in any event shall the obligations of Tenant hereunder be affected.

Vault, Vault Space, Area:

14. No Vaults, vault space or area, whether or not enclosed or covered, not within the property line of the building is leased hereunder, anything contained in or indicated on any sketch, blue print or plan, or anything contained elsewhere in this lease to the contrary notwithstanding. Owner makes no representation as to location of the property line of the building. All vaults and vault space and all such areas not within the property line of the building, which Tenant may be permitted to use and/or occupy is to be used and/or occupied under a revocable license, and if any such license be revoked, or if the amount of such space or area be diminished or required by any federal, state or municipal authority or public utility. Owner shall not be subject to nay liability nor shall Tenant be entitled to any compensation or diminution or abatement of rent, nor shall such revocation, diminution or requisition be deemed constructive or actual eviction. Any tax, fee or charge of municipal authorities for such vault or area shall be paid by Tenant, if used by Tenant, whether or not specifically leased hereunder.

Occupancy:

15. Tenant will not at any time use or occupy the demised premises in violation of the certificate of occupancy issued for the building of which the demised premises are a part. Tenant has inspected the premises and accepts them as is, subject to the riders annexed hereto with respect to Owner's work, if any. In any event, Owner makes no representation as to the condition of the premises and Tenant agrees to accept the same subject to violations, whether or not of record. If any governmental license or permit shall be required for the proper and lawful conduct of Tenant's business, Tenants shall be responsible for and shall procure and maintain such license or permit.

Bankruptcy:

16. (a) Anything elsewhere in this lease to the contrary notwithstanding, this lease may be cancelled by Owner by sending of a written notice to Tenant within a reasonable time after the happening of any one or more of the following events: (1) the commencement of a case in bankruptcy or under the laws of any state naming Tenant as the debtor which is not dismissed within 60 days of the commencement thereof; or (2) the making by Tenant of an assignment or any other arrangement for the benefit of creditors under any state statute. Neither Tenant nor any person claiming through or under Tenant, or by reason of any statute or order of court, shall thereafter be entitled to possession of the premises demised but shall forthwith quit and surrender the premises. If this lease shall be assigned in accordance with its terms, the provisions of this Article 16 shall be applicable only to the party then owning Tenant's interest in this lease.

(b) It is stipulated and agreed that in the event of the termination of this lease pursuant to (a) hereof, Owner shall forthwith, notwithstanding any other provisions of this lease to the contrary be entitled to recover from Tenant as and for liquidated damages an amount equal to the difference between the rental reserved hereunder for the unexpired portion of the term demised and the fair and reasonable rental value of the demised premises for the same period. In the computation of such damages the difference between any installment of rent becoming due hereunder after the date of termination and the fair and reasonable rental value of the demised premises for the period for which such installment was payable shall be discounted to the date of termination at the rate of four percent (4%) per annum. If such premises or any part thereof be relet by the Owner for the unexpired term of said lease, or any part thereof, before presentation of proof of such liquidated damages to any court, commission or tribunal, the amounts of rent reserved upon such reletting shall be deemed to be the fair and reasonable rental value for the part or the whole of the premises so re-let during the term of the re-letting. Nothing herein contained shall limit or prejudice the right of the Owner to prove for and obtain as liquidated damages by reason of such termination, an amount equal to the maximum allowed by any statute or rule of law in effect at the time when, and governing the proceedings in which, such damages are to be proved, whether or not such amount be greater, equal to, or less than the amount of the difference referred to above.

Default:

17. (1) If Tenant defaults in fulfilling any of the covenants of this lease other than the covenants for the payment of rent or additional rent; or if the demised premises becomes vacant or deserted "or if this lease be rejected under
s. 235 of Title 11 of the U.S. Code (bankruptcy code);" or if any execution or attachment shall be issued against Tenant or any of Tenant's property whereupon the demised premises shall be taken or occupied by someone other than Tenant; or if Tenant shall make default with respect to any other lease between Owner and Tenant; or if Tenant shall have failed, after five (5) days written notice, to redeposit with Owner any portion of the security deposited hereunder which Owner has applied to the payment of any rent and additional rent due and payable hereunder or failed to move into or take possession of the premises within fifteen (15) days after the commencement of the term of this lease, of which fact Owner shall be the sole judge; then in any one or more of such events, upon Owner serving a written five (5) days notice upon Tenant specifying the nature of said default and upon the expiration of said five (5) days, if Tenant shall have failed to comply with or remedy such default, or if the said default or omission complained of shall be of a nature that the same cannot be completely cured or remedied within said five (5) day period, and if Tenant shall not have diligently commenced during such default within such five (5) day period, and shall not thereafter with reasonable diligence and in good faith, proceed to remedy or cure such default, then Owner may serve a written three (3) days' notice of cancellation of this lease upon Tenant, and upon the expiration of said three (3) days this lease and the term thereunder shall end and expire as fully and completely as if the expiration of such three (3) day period were the day herein definitely fixed for the end and expiration of this lease and the term thereof and Tenant shall then quit and surrender the demised premises to Owner but Tenant shall remain liable as hereinafter provided.

     (2) If the notice provided for in (1) hereof shall have been given, and the term shall expire as aforesaid; or if Tenant shall make default in the payment of the rent reserved herein or any item of additional rent herein mentioned or any part of either or in making any other payment herein required; then and in any of such events Owner may without notice, re-enter the demised premises either by force or otherwise, and dispossess Tenant by summary proceedings or otherwise, and the legal representative of Tenant or other occupant of demised premises and remove their effects and hold the premises as if this lease had not been made, and Tenant hereby waives the service of notice of intention to re-enter or to institute legal proceedings to that end. If Tenant shall make default hereunder prior to the date fixed as the commencement of any renewal or extension of this lease. Owner may cancel and terminate such renewal or extension agreement by written notice.

Remedies of Owner and Waiver of Redemption 18. In case of any such default, re-entry, expiration and/or dispossess by summary proceedings or otherwise, (a) the rent, and additional rent, shall become due thereupon and be paid up to the time of such re-entry, dispossess and/or expiration, (b) Owner may re-let the premises or any part or parts thereof, either in the name of Owner or otherwise, for a term or terms, which may at Owner's option be less than or exceed the period which would otherwise have constituted the balance of the term of this lease and may grant concessions or free rent or charge a higher rental than that in this lease, (c) Tenant or the legal representatives of Tenant shall also pay Owner as liquidated damages for the failure or Tenant to observe and perform said Tenant" covenants herein contained, any deficiency between the rent hereby reserved and or covenanted to be paid and the net amount, if any, of the rents collected on account of the subsequent lease or leases of the demised premises for each month of the period which would otherwise have constituted the balance of the term of this lease. The failure of Owner to re-let the premises or any part or parts thereof shall not release or affect Tenant's liability for damages in computing such liquidated damages there shall be added to the said deficiency such expenses as Owner may incur in connection with re-letting, such as legal expenses, attorneys' fees, brokerage, advertising and for keeping the demised premises in good order or for preparing the same for re-letting. Any such liquidated damages shall be paid in monthly installments by Tenant on the rent day specified in this lease and any suit brought to collect the amount of the deficiency for any month shall not prejudice in any way the rights of Owner to collect the deficiency for any subsequent month by a similar proceeding. Owner, in putting the demised premises in good order or preparing the same for re-rental may, at Owner's option, make such alterations, repairs, replacements, and/or decorations in the demised premises as Owner, in Owner's sole judgment, considers advisable and necessary for the purpose of re-letting the demised premises, and the making of such alterations, repairs, replacements, and/or decorations shall not operate or be construed to release Tenant from liability hereunder as aforesaid. Owner shall in no event be liable in any way whatsoever for failure to re-let the demised premises, or in the event that the demised premises are re-let, for failure to collect the rent thereof under such re-letting, and in no event shall Tenant be entitled to receive any excess, if any, of such net rents collected over the sums payable by Tenant to Owner hereunder. In the event of a breach or threatened breach by Tenant of any of the covenants or provisions hereof, Owner shall have the right of injunction and the right to invoke any remedy allowed at law or in equity as if re-entry, summary proceedings and other remedies were not herein provided for. Mention in this lease of any particular remedy, shall not preclude Owner from any other remedy, in law or in equity. Tenant hereby expressly waives any and all rights of redemption granted by or under any present or future laws.

Fees and Expenses

19. If Tenant shall default in the observance or performance of any term or covenant on Tenant's part to be observed or performed under or by virtue of any of the terms or provisions in any article of this lease, then, unless otherwise provided elsewhere in this lease. Owner may immediately or at any time thereafter and without notice perform the obligation of Tenant thereunder. If Owner, in connection with the foregoing or in connection with any default by Tenant in the covenant to pay rent hereunder, makes any expenditures or incurs any obligations for the payment of money, including but not limited to attorney's fees, in instituting, prosecuting or defending any action or proceedings, then Tenant will reimburse Owner for such sums so paid or obligations incurred with interest and costs. The foregoing expenses incurred by reason of Tenant's default shall be deemed to be additional rent hereunder and shall be paid by Tenant to Owner within five (5) days of rendition of any bill or statement to Tenant therefor. If Tenant's lease term shall have expired at the time of making of such expenditures or incurring of such obligations, such sums shall be recoverable by Owner as damages.

Building Alterations and Management:

20. Owner shall have the right at any time without the same constituting an eviction and without incurring liability to Tenant therefor to change the arrangement and or location of public entrances, passageways, doors, doorways, corridors, elevators, stairs, toilets or other public parts of the building and to change the name, number or designation by which the building may be known. There shall be no allowance to Tenant for diminution of rental value and no liability on the part of Owner by reason of inconvenience, annoyance or injury to business arising from Owner or other Tenant making any repairs in the building or any such alterations, additions and improvements.11 Furthermore, Tenant shall not have any claim against Owner by reason of Owner's imposition of any controls of the manner of access to the building by Tenant's social or business visitors as the Owner may deem necessary for the security of the building and its occupants.

No Representations by Owner:

21. Neither Owner nor Owner's agents have made any representations or promises with respect to the physical condition of the building, the land upon which it is erected or the demised premises, the rents, leases, expenses of operation or any other matter or thing affecting or related to the demised premises or the building except as herein expressly set forth and no rights, easements or licenses are acquired by Tenant by implication or otherwise except as expressly set forth in the provisions of this lease. Tenant has inspected the building and the demised premises and is thoroughly acquainted with their condition and agrees to take the same "as is" on the date possession is rendered and acknowledges that the taking of possession of the demised premises by Tenant shall be conclusive evidence that the said premises and the building of which the same form a part were in good and satisfactory condition at the time such possession was so taken, except as to latent defects. All understandings and agreements heretofore made between the parties hereto are merged in this contract, which alone fully and completely expresses the agreement between Owner and Tenant and any executory agreement hereafter made shall be ineffective to change, modify, discharge or effect and [abandonment] of it in whole or in part, unless such executory agreement is in writing and signed by the party against whom enforcement of the change, modification, discharge or abandonment is sought.

End of Term:

22. Upon the expiration or other termination of the term of this lease, Tenant shall quit and surrender to Owner the demised premises, [broom] clean, in good order and condition, ordinary wear and damages which Tenant is not required to repair as provided elsewhere in this lease excepted, and Tenant shall remove all its property from the demised premises. Tenant's obligation to observe or perform this covenant shall survive the expiration or other termination of this lease. If the last day of the term of this Lease or any renewal thereof, falls on Sunday, this lease shall expire at noon on the preceding Saturday unless it be a legal holiday in which case it shall expire at noon on the preceding business day.

Quiet Enjoyment:

23. Owner covenants and agrees with Tenant that upon Tenant paying the rent and additional rent and observing and performing all the terms, covenants and conditions, on Tenant's part to be observed and performed, Tenant may peaceably and quietly enjoy the premises hereby demised, subject, nevertheless, to the terms and conditions of this lease including, but not limited to, Article 34 hereof and to the ground leases, underlying leases and mortgages hereinbefore mentioned.

Failure to Give Possession:

24. If Owner is unable to give possession of the demised premises on the date of the commencement of the term hereof, because of the holding-over or retention of possession of any tenant, undertenant or occupants or if the demised premises are located in a building being constructed, because such building has not been sufficiently completed to make the premises ready for occupancy or because of the fact that a certificate of occupancy has not been procured or if Owner has not completed any work required to be performed by Owner, or for any other reason, Owner shall not be subject to any liability for failure to give possession on said date and the validity of the lease shall not be impaired under such circumstances, nor shall the same be construed in any wise to extend the term of this lease, but the rent payable hereunder shall be abated (provided Tenant is not responsible for Owner's inability to obtain possession or complete any work required) until after Owner shall have given Tenant notice that the premises are substantially ready for Tenant's occupancy. If permission is given to Tenant to enter into the possession of the demised premises or to occupy premises other than the demised premises prior to the date specified as the commencement of the term of this lease. Tenant covenants and agrees that such occupancy shall be deemed to be under all the terms, covenants, conditions and provisions of this lease, except as to the covenant to pay rent. The provisions of this article are intended to constitute "an express provision to the contrary" within the meaning of Section 223.a of the New York Real Property Law.

No Waiver:

25. The failure of Owner to seek redress for violation of, or to insist upon the strict performance of any covenant or condition of this lease or of any of the Rules or Regulations, set forth or hereafter adopted by Owner, shall not prevent a subsequent act which would have originally constituted a violation from having all the force and effect of an original violation. The receipt by Owner of rent with knowledge of the breach of any covenant of this lease shall not be deemed a waiver of such breach and no provision of this lease shall be deemed to have been waived by Owner unless such waiver be in writing signed by Owner. No payment by Tenant or receipt by Owner of a lesser amount than the monthly rent herein stipulated shall be deemed to be other than on account of the earliest stipulated rent, nor shall any endorsement or statement of any check or any letter accompanying any check or payment as rent be deemed an accord and satisfaction, and Owner may accept such check or payment without prejudice to Owner's right to recover the balance of such rent or pursue any other remedy in this lease provided. All checks rendered to Owner as and for the rent of the demised premises shall be deemed payments for the account of Tenant. Acceptance by Owner of rent from anyone other than Tenant shall not be deemed to operate as an attornment to Owner by the payor of such rent or as a consent by Owner to an assignment or subletting by Tenant of the demised premises to such payor, or as a modification of the provisions of this lease. No act or thing done by Owner or Owner's agents during the term hereby demised shall be deemed an acceptance of a surrender of said premises and no agreement to accept such surrender shall be valid unless in writing signed by Owner. No employee of Owner or Owner's agent shall have any power to accept the keys of said premises prior to the termination of the lease and the delivery of keys to any such agent or employee shall not operate as a termination of the lease or a surrender of the premises.

Waiver of Trial by Jury:

26. It is mutually agreed by and between Owner and Tenant that the respective parties hereto shall and they hereby do waive trial by jury in any action, proceeding or counterclaim brought by either of the parties hereto against the other (except for personal injury or property damage) on any matters whatsoever arising out of or in any way connected with this lease, the relationship of Owner and Tenant, Tenant's use of or occupancy of said premises, and any emergency statutory or any other statutory remedy. It is further mutually agreed that in the event Owner commences any summary proceeding for possession of the premises, Tenant will not interpose any counterclaim under Article 4 except for statutory mandatory counterclaims.

Inability to Perform: 27. This lease and the obligation of Tenant to pay rent hereunder and perform all of the other covenants and agreements hereunder on part of Tenant to be performed shall in no wise be affected, impaired or excused because Owner is unable to fulfill any of its obligations under this lease or to supply or is delayed in supplying any service expressly or impliedly to be supplied or is unable to make, or is delayed in making any repair, additions, alterations or decorations or is unable to supply or is delayed in supplying any equipment or fixtures if Owner is prevented or delayed from so doing by reason of strike or labour troubles or any cause whatsoever beyond Owner's sole control including, but not limited to, government preemption in connection with a National Emergency or by reason of any rule, order or regulation of any department or subdivision thereof of any government agency or by reason of the conditions of supply and demand which have been or are affected by war or other emergency.

Bills and Notices:

28. Except as otherwise in this lease provided, a bill, statement, notice or communication which Owner may desire or be required to give to Tenant, shall be deemed sufficiently given or rendered it, in writing, delivered to Tenant personally or sent by registered or certified mail addressed to Tenant at the building of which the demised premises form a part or at the last known residence address or business address of Tenant or left at any of the aforesaid premises addressed to Tenant, and the time of the rendition of such bill or statement and of the giving of such notice or communication shall be deemed to be the time when the same is delivered to Tenant, mailed, or left at the premises as herein provided. Any notice by Tenant to Owner must be served by registered or certified mail addressed to Owner at the address first hereinabove given or at such other address as Owner shall designate by written notice.

Water Charges:

29. If Tenant requires, uses or consumes water for any purpose in addition to ordinary lavatory purposes (of which fact Tenant constitutes Owner to be the sole judge) Owner may install a water meter and thereby measure Tenant's water consumption for all purposes. Tenant shall pay Owner for the cost of the meter and the cost of the installation, thereof and throughout the duration of Tenant's occupancy Tenant shall keep said meter and installation equipment in good working order and repair at Tenant's own cost and expense in default of which Owner may cause such meter and equipment to be replaced or repaired and collect the cost thereof from Tenant, as additional rent. Tenant agrees to pay for water consumed, as shown on said meter as and when bills are rendered, and on default in making such payment Owner may pay such charges and collect the same from Tenant, as additional rent. Tenant covenants and agrees to pay, as additional rent, the sewer rent, charge or any other tax, rent, levy or charge which now or hereafter is assessed, imposed or a lien upon the demised premises or the realty of which they are part pursuant to law, order or regulation made or issued in connection with the use, consumption, maintenance or supply of water, water system or sewage or sewage connection or system. If the building of the demised premises or any part therof is supplied with water through a meter through which water is also supplied to other premises Tenant shall pay to Owner as additional rent, on the first day of each month, ($25.00) of the total meter charges as Tenant's portion. Independently of and in addition to any of the remedies reserved to Owner hereinabove or elsewhere in this lease, Owner may sue for an collect any monies to be paid by Tenant of paid by Owner for any of the reasons or purposes hereinabove set forth.

Sprinklers:

30. Anything elsewhere in this lease to the contrary notwithstanding, if the New York Board of Fire Underwriters or the New York Fire Insurance Exchange or any bureau, department or official of the federal, state or city government recommend or require the installation of a sprinkler system or that any changes, modifications, alterations, or additional sprinkler heads or other equipment be made or supplied in an existing sprinkler system by reason of Tenant's business, or the location of partitions, trade fixtures, or other contents of the demised premises, or for any other reason, or if any such sprinkler system installations, modifications, alterations, additional sprinkler heads or other such equipment, become necessary to prevent the imposition of a penalty or charge against the full allowance for a sprinkler system to the fire insurance rate set by any said Exchange or by any fire insurance company. Tenant shall, at Tenant's expense, promptly make such sprinkler system installations, changes, modifications, alterations, and supply additional sprinkler heads or other equipment as required whether the work involved shall be structural or non-structural in nature. Tenant shall pay to Owner as additional rent the sum of 7.15% on the first day of each month during the term of this lease, as Tenant's portion of the contract price for sprinkler supervisory service.

Elevators, Heat, Cleaning:

31. As long as Tenant is not in default under any of the covenants of this lease Owner shall: [(a) and (b)] omitted] (c) furnish heat to the demised premises, when and as required by law, on business days from 8 a.m. to 6 p.m.; Owner reserves the right to stop service of the heating, elevator, plumbing and electric systems, when necessary, by reason of accident, or emergency, or for repairs, alterations, replacements or improvements, in the judgment of Owner desirable or necessary to be made, until said repairs, alterations, replacements or improvements shall have been completed.

Security:

32. Tenant has deposited with Owner the sum of $20,350.00 as security of the faithful provisions and conditions of this lease; it is agreed that in the event Tenant defaults in respect of any of the terms, provision and conditions of this lease, including, but not limited to, the payment of rent and additional rent, Owner my use, apply or retain the whole or any part of the security so deposited to the extent required for the payment of any rent and additional rent or any other sum as to which Tenant is in default or for any sum which Owner may expend or may be required to expend by reason of Tenant's default in respect of any of the terms, covenants and conditions of this lease, including, but not limited to, any damages or deficiency in the reletting of the premises, whether such damages or deficiency accrued before or after summary proceedings or other re-entry by Owner. In the event that Tenant shall fully and faithfully comply with all of the terms, provisions, covenants and conditions of this lease, the security shall be returned to Tenant after the date fixed as the end of the Lease and after delivery of entire possession of the demised premises to Owner. In the event of a sale of the land and building or leasing of the building, of which the demised premises form a part, Owner shall have the right to transfer the security to the vendee of leasee and Owner shall thereupon be released by Tenant from all liability solely for the return of said security, and it is agreed that the provisions hereof shall apply to every transfer or assignment made of the security to a new Owner. Tenant further covenants that it will not assign or encumber or attempt to assign or encumber the monies deposited herein as security and that neither Owner nor its successors or assigns shall be bound by any such assignment, encumbrance, attempted assignment or attempted encumbrance. See paragraph 89th in Rider.

Captions:

33. The Captions are inserted only as a matter of convenience and for reference and in no way define, limit or describe the scope of this lease nor the intent of any provision thereof.

Definitions:

34. The term "Owner" as used in this lease means only the owner of the fee or of the leasehold of the building, or the mortgagee in possession, for the time being of the land and building (or the owner of a lease of the building or of the land and building) of which the demised premises form a part, so that in the event of any sale or sales of said land and building or of said lease, or in the event of a lease of said building, or of the land and building, the said Owner shall be and hereby is entirely freed and relived of all covenants and obligations of Owner hereunder, and it shall be deemed and construed without further agreement between the parties or their successors in interest, or between the parties and the purchaser, at any such sale, or the said lessee of the building, or of the land and building, that the purchaser or the lessee of the building has assumed and agreed to carry out any and all covenants and obligations of Owner hereunder. The words "re-enter" and "re-entry" as used in this lease are not restricted to their technical legal meaning. The term "rent" includes the annual rental rate whether so-expressed or expressed in monthly installments, and "additional rent". "Additional rent" means all sums which shall be due to new Owner from Tenant under this lease, in addition to the annual rental rate. The term "business days" as used in this lease, shall exclude Saturdays (except such portion thereof as is covered by specific hours in Article 31 hereof), Sundays and all days observed by the State or Federal Government as legal holidays and those designated as holidays by the applicable building service union employees service contract or by the applicable Operating Engineers contract with respect to HVAC service. Wherever it is expressly provided in this lease that consent shall not be unreasonably withheld, such consent shall not be unreasonably delayed.

Adjacent Excavation - Sharing:

35. If an excavation shall be made upon land adjacent to the demised premises, or shall be authorized to be made, Tenant shall afford to the person causing or authorized to cause such excavation, license to enter upon the demised premises for the purpose of doing such work as said person shall deem necessary to preserve the wall or the building of which demised premises form a part from injury or damage and to support the same by proper foundations without any claim for damages or indemnity against Owner, or diminution or abatement of rent.

Rules and Regulations:

36. Tenant and Tenant's servants, employees, agents, visitors, and licensees shall observe faithfully, and comply strictly with, the Rules and Regulations annexed hereto and such other and further reasonable Rules and Regulations as Owner or Owner's Agent may from time to time adopt. Notice of any additional rules or regulations shall be given in such manner as Owner may elect. In case Tenant disputes the reasonableness of any additional Rule or Regulation hereafter made or adopted by Owner or Owner's agents, the parties hereto agree to submit the question of the reasonableness of such Rule or Regulation for decision to the New York office of the American Arbitration Association, whose determination shall be final and conclusive upon the parties hereto. The right to dispute the reasonableness of any additional Rule or Regulation upon Tenant's part shall be deemed waived unless the same shall be asserted by service of a notice, in writing upon Owner within ten (10) days after the giving of notice thereof. Nothing in this lease contained shall be construed to impose upon Owner any duty or obligation to enforce the Rules and Regulations or terms, covenants or conditions in any other lease, as against any other tenant and Owner shall not be liable to Tenant for violation of the same by any other tenant, its servants, employees, agents, visitors or licensees.


Glass:

37. Owner shall replace, at the expense of the Tenant, any and all plate and other glass damaged or broken from any cause whatsoever in and about the demised premises. Owner may insure, and keep insured, at Tenant's expense, all plate and other glass in the demised premises for and in the name of Owner. Bills for the premiums therefor shall be rendered by Owner to Tenant at such times as Owner may elect, and shall be due from, and payable by, Tenant when rendered, and the amount thereof shall be deemed to be, and be paid, as additional rent.

Estoppel Certificate:

38.  [DELETED]

Directory Board Listing:

39. If, at the request of and as accommodation to Tenant, Owner shall place upon the directory board in the lobby of the building, one or more names of persons other than Tenant, such directory board listing shall not be construed as the consent by Owner to an assignment or subletting by Tenant to such person or persons.


Successors and Assigns:

40. The covenants, conditions and agreements contained in this lease shall bind and inure to the benefit of Owner and Tenant and their respective heirs, distributees, executors, administrators, successors, and except as otherwise provided in this lease, their assigns. Tenant shall look only to Owner's estate and interest in the land and building for the satisfaction of Tenant's remedies for the collection of a judgment (or other judicial process) against Owner in the event of any default by Owner hereunder, and no other property or assets of such Owner (or any partner, member, officer or director thereof, disclosed or undisclosed), shall be subject to levy, execution, or other enforcement procedure for the satisfaction of Tenant's remedies under or with respect to this lease, the relationship of Owner and Tenant hereunder, or Tenant's use and occupancy of the demised premises.

(CONTINUED ON RIDER CONTAINING ARTICLES 41 THROUGH 66, INCLUSIVE, ATTACHED HERETO AND MADE A PART HEREOF.)

IN WITNESS WHEREOF, Owner and Tanant have respectively signed and sealed this lease as of the day and year first above written.

Witness for Owner:                           BALBO REALTY LLC

- -----------------                          By: /s/ MARVIN R. SHULSKY
                                             Marvin R. Schulsky, Member

Witness for Tenant

- -----------------                          SYSTEMS SERVICE TECHNOLOGIES, INC.

                                             BY: /s/JOHN A. POSERINA
                                             John A. Poserina
                                             Chief Financial Officer


                                 ACKNOWLEDGMENTS

CORPORATE TENANT

STATE OF NEW YORK, no.:

County of

On          this                                  day

of                               , 19     , before me

personally came


to me known, who being by me duly sworn, did depose and say that he resides



and he is the                              of



the corporation described in and which executed the foregoing instrument, as
TENANT: that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the board of Directors of said corporation, and that he signed his name thereto by like order.


INDIVIDUAL TENANT

STATE OF NEW YORK no.:

County of

On          this                                  day
of                               , 19     , before me



personally came



to me known and known to me to be the individual described in and who, as TENANT, executed

the   foregoing   instrument   and   acknowledged   to   me
that                he executed the same.

                               * * * * * * * * * *
                              IMPORTNT PLEASE READ

                        RULES AND REGULATIONS ATTACHED TO
                          AND MADE A PART OF THIS LEASE
                          IN ACCORDANCE WITH ARTICLE 36

1. The sidewalks, entrances, driveways, passages, courts, elevators, vestibules, airways, corridors or halls shall not be obstructed or encumbered by any Tenant or used for any purpose other than for ingress or egress from the demised premises and for delivery of merchandise and equipment in a prompt and efficient manner using elevators and passageways designated for such delivery by Owner. There shall not be [ ] in any space, or in the public hall of the building, either by any Tenant or by [ ] or others in the delivery or receipt of merchandise, any hand trucks, except those equipped with rubber tires and sideguards. If said premises are situated on the ground floor of the building. Tenant thereof shall further, at Tenant's expense, keep the sidewalk and curb in front of said premises clean and free from ice, snow, dirt and rubbish.

2. The water and wash closets and plumbing fixtures shall not be used for any purposes other than those for which they were designed or constructed and no sweepings, rubbish, rags, acids or other substances shall be deposited therein, and the expense of any breakage, stoppage, or damage resulting from the violation of this rule shall be borne by the Tenant who, or whose clerks, agents, employees or visitors, shall have caused it.

3. No carpet, rug or other article shall be hung or shaken out of any window of the building; and no Tenant shall sweep or throw or permit to be swept or thrown from the demised premises any dirt or other substances into any of the corridors or halls, elevators, or out of the doors or windows or stairways of the building and Tenant shall not use, keep or permit to be used or kept any foul or noxious gas or substance in the demised premises, or permit or suffer the demised premises to be occupied or used in a manner offensive or objectionable to Owner or other occupants of the buildings by reason of noise, odors, and or vibrations, or interfere in any way, with other Tenants or those having business therein, nor shall any animals or birds be kept in or about the building. Smoking or carrying lighted cigars or cigarettes in the elevators of the building is prohibited.

4. No awnings or other projections shall be attached to the outside walls of the building without the prior written consent of Owner.

5. No sign, advertisement, notice or other lettering shall be exhibited, inscribed, painted or affixed by any Tenant on any part of the outside of the demised premises or the building or on the inside of the demised premises if the same is visible from the outside of the premises without the prior written consent of Owner, except that the name of Tenant may appear on the entrance door of the premises. In the event of the violation of the foregoing by any Tenant, Owner may remove same without any liability and may charge the expense incurred by such removal to Tenant or Tenants violating this rule. Interior signs on doors and directory tablet shall be inscribed, painted or affixed for each Tenant by Owner at the expense of such Tenant, and shall be of a size, color and style acceptable to Owner.

6. No Tenant shall mark, paint, drill into, or in any way deface any part of the demised premises or the building of which they form a part. No boring, cutting or stringing of wires shall be permitted, except with the prior written consent of Owner, and as Owner may direct. No Tenant shall lay linoleum, or other similar floor covering, so that the same shall come in direct contact with the floor of the demised premises, and, if linoleum or other similar floor covering is desired to be used in interlining of builder's deadening felt shall be first affixed to the floor, by a paste or other material, soluble in water, the use of cement or other similar adhesive material being expressly prohibited.

7. No additional locks or bolts of any kind shall be placed upon any of the doors or windows by any Tenant, nor shall any changes be made in existing locks or mechanism thereof. Each Tenant must, upon the termination of his tenancy, restore to Owner all keys of stores, offices and toilet rooms, either furnished to, or otherwise procured by such Tenant, and in the event of the loss of any keys, so furnished, such Tenant shall pay to Owner the cost thereof.

8. Freight, furniture, business equipment, merchandise and bulky matter of any description shall be delivered to and removed from the premises only on the freight elevators and through the service entrances and corridors, and only during hours and in a manner approved by Owner. Owner reserves the right to inspect all freight to be brought into the building and to exclude from the building all freight which violates any of these Rules and Regulations of the lease of which these Rules and Regulations are a part.

9. No Tenant shall obtain for use upon the demised premises ice, drinking water, towel and other similar services, or accept barbering or bootblacking services in the demised premises, except from persons authorized by Owner, and at hours and under regulations fixed by Owner. Canvassing, soliciting and peddling in the building is prohibited and each Tenant shall cooperate to prevent the same.

10. Owner reserves the right to exclude from the building between the hours of 6 p.m. and 8 a.m. on business days, after 1 p.m. on Saturdays, and at all hours on Sundays and legal holidays all persons who do not present a pass to the building signed by Owner. Owner will furnish passes to persons for whom any Tenant requests same in writing. Each Tenant shall be responsible for all persons for whom he requests such pass and shall be liable to Owner for all acts of such persons. Notwithstanding the foregoing, Owner shall not be required to allow Tenant or any person to enter or remain in the building, except on business days from 8:00 a.m. to 6:00 p.m., and on Saturdays from 8:00 a.m. to 1:00 p.m. Tenant shall not have a claim against Owner by reason of Owner excluding from the building any person who does not present such pass.

11. Owner shall have the right to prohibit any advertising by any Tenant which in Owner's opinion, tends to impair the reputation of the building or its desirability as a loft building, and upon written notice from Owner, Tenant shall refrain from or discontinue such advertising.

12. Tenant shall not bring or permit to be brought or kept in or on the demised premises, any inflammable, combustible or explosive fluid, material, chemical or substance, or cause or permit any odors of cooking or other processes, or any unusual or other objectionable odors to permeate in or emanate from the demised premises.

13. Tenant shall not use the demised premises in a manner which disturbs or interferes with other Tenants in the beneficial use of their premises.

     THE SUBMISSION OF THIS LEASE TO TENANT FOR EXAMINATION OR FOR SIGNATURE SHALL NOT BE DEEMED TO CREATE OR EVIDENCE A RESERVATION OR OPTION OR ANY RIGHT WITH RESPECT TO THE DEMISED PREMISES OR ANY OTHER SPACE IN THE BUILDING AND IT IS UNDERSTOOD THAT THIS LEASE SHALL NOT BE EFFECTIVE AND NEITHER PARTY SHALL BE BOUND THEREUNDER UNLESS IT IS EXECUTED AND DELIVERED BY BOTH PARTIES.

INSERTS TO AGREEMENT OF LEASE DATED AS OF JULY 9, 2002, BETWEEN BALBO REALTY LLC, AS OWNER, AND SYSTEMS SERVICE TECHNOLOGIES, INC., AS TENANT, COVERING THE SOUTH PORTION OF 11TH FLOOR IN THE BUILDING KNOWN AS 253 WEST 35TH STREET, NEW YORK, NEW YORK

(2A) , together with the right to store parts incidental thereto)

(1)  reasonably

(2)  Intentionally Deleted Prior to Execution

(3)  after notice

(3A) or bonded

(3B) Notwithstanding the foregoing, financing statements may be filed in connection with the financing of Tenant's trade fixtures, machinery, equipment, signs, inventory and personal property.

(4)  (collectively, "Requirements")

(5)  which would otherwise be

(6)  reasonable

(6A) Tenant shall not be responsible to correct any violation issued against the Demised Premises prior to the date of this Lease.

(6B) or willful misconduct

(6C) Nothing contained herein shall be deemed to obligate Tenant to indemnify Owner from any cost, loss, liability or expense resulting from Owner's own negligence or willful misconduct or that of its employees, agents or contractors.

(7)  or totally inaccessible

(8)  proceeding with reasonable diligence

(9)  , and the rents shall be prorated

(10) upon at least twenty-four (24) hours notice (which notice may be oral)

(11) , upon at least twenty-four (24) hours prior notice (except in the event of an emergency or if required pursuant to Requirements), which notice may be oral,

(11A)Owner shall to the extent reasonably practicable install such pipes, ducts and conduits by such methods and at such locations as will not result in a reduction of the material useable space of the Demised Premises (except to a de minimus degree). If the installation of such pipes, ducts and conduits results in the reduction of the material usable portion of the Demised Premises, the fixed rent under Article 64 hereunder and additional rents under Article 41 hereunder shall be abated in an amount thereof apportioned according to the area of the Demised Premises so reduced.

(12) business

(13) (or at other times in the event of an emergency or if required pursuant to Requirements)

(14) (in the event of an emergency or if required pursuant to Requirements)

(14A) (except pursuant to a permissible assignment or sublet of this Lease)

(14B) sixty (60)

(14C) provided the same do not prevent Tenant's access to the Demised Premises

(15) Except as expressly provided herein, neither

(16) and damage by fire or other insurable casualty

(17) either party

(18) or payment by Tenant (19) or Tenant

(20) such party

(21) or by reason of any other cause beyond Owner's reasonable control

(22) The same shall be done with a minimum of inconvenience to Tenant and Owner shall pursue the alteration with due diligence; provided that except in the case of an emergency or if pursuant to Requirements, Owner will notify Tenant in advance, if possible, of any such stoppage and if ascertainable, its right of entry or making such repairs, replacements or improvements or performing any work in the Demised Premises which might interrupt any services provided to Tenant, Owner shall use its reasonable efforts to minimize interference with Tenant's use and occupancy of the Demised Premises in making any such repairs, replacements or improvements or performing any such work; provided, however, that Owner shall have no obligation to employ contractors or labor at so-called overtime or other premium pay rates or to incur any other overtime costs or expenses whatsoever. However, at Tenant's reasonable request, Owner shall employ contractors or labor at so-called overtime or other premium pay rates and incur any other overtime costs or expenses in connection with such entry or making such repairs, alterations, additions or improvements or performing any work in the Demised Premises, and Tenant shall pay to Owner, as additional rent, within ten (10) business days after demand, an amount equal to the difference between the overtime or other premium pay rates and the regular pay rates for such labor and any other overtime costs or expenses so incurred.

(23) or by local 32B-32J, Building Service Employees Union, AFL-CIO or any successor thereto,

(24) , upon reasonable prior notice to Tenant (except in the event of an emergency or if required pursuant to Requirements),

(25)     by informal arbitration pursuant to Article 48 hereof.

(25A)All rules and regulations hereinafter instituted by Owner shall be applied substantially uniformly against all similarly situated tenants in the Building.

(26) , unless caused by Tenant, Tenant's subtenants, agents, employees or invitees.

(27) Owner shall hold any cash security hereunder on an interest-bearing basis, the interest on which, less one (1%) percent of the principal deducted by Owner for its administrative costs, shall be remitted to Tenant when such security is returned to Tenant.

(A) Notwithstanding anything to the contrary in this Lease, Owner makes no representation as to (i) the legal use of the Demised Premises, or (ii) whether the use complies with the Certificate of Occupancy, a copy of which is attached hereto known as Exhibit D, or any applicable zoning requirements or regulations. Tenant warrants and represents that no express or implied warranties, representations or agreements on the part of Owner with reference to the usability of the Demised Premises or for the purposes for which Tenant intends to use same.

RIDER ANNEXED TO AND MADE A PART OF THE LEASE DATED AS OF JULY 9, 2002, BETWEEN BALBO REALTY LLC, AS OWNER, AND SYSTEMS SERVICE TECHNOLOGIES, INC., AS TENANT, COVERING SOUTH PORTION OF 11TH FLOOR IN THE BUILDING KNOWN AS 253 WEST 35TH STREET, NEW YORK, NEW YORK


41.  Adjustments of Rents

     (a) As used in this Article 41, the words and terms which follow mean and include the following:

     (1) "Tax Year" shall mean each period of twelve (12) months, commencing on the first day of July of each such period, in which occurs any part of the term of this Lease or such other period of twelve months occurring during the term of this Lease as hereafter may be duly adopted as the fiscal year for real estate tax purposes of the City of New York.

     (2) "Tenant's Proportionate Share" shall mean 3.90%.

     (3) "Real Estate Taxes" shall mean the real estate taxes and assessments (including special or extraordinary assessments) and sewer and water rents imposed upon the building and the land. If, due to a future change in the method of taxation, any franchise, income, profit or other tax, however designated, shall be levied against Owner in substitution for, in whole or in part, or in lieu of any tax which would otherwise constitute a Real Estate Tax, such franchise, income, profit or other tax shall be deemed to be included in the term "Real Estate Taxes".

     (4) "Real Estate Tax Base" shall mean the average of the Real Estate Taxes for the Tax Year commencing July 1, 2001, and ending June 30, 2002, and the Real Estate Taxes for the Tax Year commencing July 1, 2002, and ending June 30, 2003, as finally determined.

     (5) "Escalation Statement" shall mean a statement in writing signed by Owner, setting forth the amount payable by Tenant for a specified Tax Year pursuant to this Article 41.

     (b) In addition to the sums payable under the provisions of the printed form of the Lease, Tenant shall pay as additional rent for each Tax year a sum (hereinafter referred to as "Tenant's Tax Payment") equal to Tenant's Proportionate Share of the amount by which the Real Estate Taxes for such Tax Year exceed the Real Estate Tax Base. Tenant's Tax Payment for each Tax Year shall be due and payable in two (2) equal installments, in advance, on the first day of each June and December during each Tax year, based upon the Escalation Statement furnished prior to the commencement of such Tax Year, until such time as a new Escalation Statement for a subsequent Tax Year shall become effective. If an Escalation Statement is furnished to Tenant after the commencement of a Tax Year in respect of which such Escalation Statement is rendered, Tenant shall, within fifteen (15) days thereafter, pay to Owner an amount equal to the amount of any underpayment of Tenant's Tax Payment with respect to such Tax Year and, in the event of any overpayment, Owner shall permit Tenant to credit against subsequent payments under this paragraph the amount of Tenant's overpayment. If there shall be any increase in Real Estate Taxes for any Tax Year, whether during or after such Tax Year, and Tenant's Tax Payment for such Tax Year shall be adjusted and paid substantially in the same manner as provided in the preceding sentence. If during the term of this Lease, Real Estate Taxes are required to be paid (either to the appropriate taxing authorities or as tax escrow payments to a superior mortgagee) in full or in monthly, or other installments, on any other date or dates than as presently required, then at Owner's option, Tenant's Tax Payments shall be correspondingly accelerated or revised so that said Tenant's Tax Payments are due at least thirty (30) days prior to the date payments are due to the taxing authorities or the superior mortgagee. The benefit of any discount for any early payment or prepayment of Real Estate Taxes shall accrue solely to the benefit of Owner and such discount shall not be subtracted from Real Estate Taxes. If the Building is or becomes part of a Business Improvement District or a similar type association, Tenant shall pay its proportionate share of any fees or assessments levied by said association as additional rent. If the real estate tax fiscal year of The City of New York shall be changed during the term of this Lease, any Real Estate Taxes for such fiscal year, a part of which is included within a particular Tax Year and a part of which is not so included, shall be apportioned on the basis of the number of days in such fiscal year included in the particular Tax Year for the purpose of making the computations under this paragraph. Tenant shall pay, as additional rent on demand, its proportionate share of any and all expenses incurred by Owner in contesting the validity of, in seeking a reduction in, or in seeking to prevent an increase in any Real Estate Taxes. In the event of a reduction of the Real Estate Taxes after Tenant shall have paid Tenant's Proportionate Share of such payment, Tenant shall be entitled to receive its Proportionate Share of such reduction (less any expenses, including but not limited to counsel fees, incurred by Owner in connection with such reduction).

     (c) In the event that (i) the date of the expiration or other termination of this Lease shall be a day other than the last day of a Tax Year or (ii) there is any increase or decrease in the size of the Demised Premises (as may be provided in this Lease), then in such event in applying the provisions of this
Article 41 with respect to any Tax Year in which such event shall have occurred, appropriate adjustments shall be made to reflect the occurrence of such event on a basis consistent with the principles underlying the provisions of this Article 41 taking into consideration (y) the portion of such Tax Year which shall have elapsed prior to the date of such expiration or termination and, (z) in the case of any such increase or decrease, the portion of the Demised Premises to which the same relates.

     (d) Payments shall be made pursuant to this Article 41 notwithstanding the fact that an Escalation Statement is furnished to Tenant after the expiration of the term of this Lease.

     (e) In no event shall the annual rental rate ever be reduced by operation of this Article 41 and the rights and obligations of Owner and Tenant under the provisions of this Article 41 with respect to any additional rent shall survive the termination of this Lease.

     (f) Owner's failure to render an Escalation Statement with respect to any Tax Year shall not prejudice Owner's right to thereafter render an Escalation Statement with respect thereto or with respect to any subsequent Tax Year.

     (g) Each Escalation Statement shall be conclusive and binding upon Tenant unless within sixty (60) days after receipt of such Escalation Statement, Tenant shall notify Owner that it disputes the correctness of such Escalation Statement, specifying the particular respects in which such Escalation Statement is claimed to be incorrect. Any dispute relating to any Escalation Statement not resolved within ninety (90) days after the giving of such Escalation Statement may be submitted to arbitration by either party pursuant to Article 48 hereof. Pending the determination of such dispute, Tenant shall pay additional rent in accordance with the Escalation Statement that Tenant is disputing, without prejudice to Tenant's position.

     (h) Upon Tenant's written request, which request may be made no more than once in any Tax Year, Owner shall provide Tenant with a copy of the tax bill for such Tax Year provided Owner is in actual possession of a copy of the tax bill for such Tax Year.

     (i) Notwithstanding anything to the contrary contained in this Article 41, Tenant shall not be required to pay any portion of Tenant's Tax Payment attributable to the period commencing on the Commencement Date and ending on June 30, 2003.

42.      Intentionally Deleted Prior to Execution


43.      Electricity

     (a) Tenant agrees to make its own arrangements with the public utility company (the "Utility") servicing the Demised Premises for electric service and for the payment of all charges for electricity consumed by Tenant in the Demised Premises. In no event shall Owner be responsible for the supply of electricity or for the charges for electricity consumed at the Demised Premises by Tenant. Owner represents that the Demised Premises are directly metered, that a meter is currently existing for the Demised Premises for use by Tenant and that such meter is in working order. Tenant shall keep all electric meters and electrical equipment exclusively serving the Demised Premises in good order and repair, at it own cost and expense.

     (b) Owner shall not be liable in any way to Tenant for any failure or defect in the supply or character of electric service furnished to the Demised Premises by reason of any requirement, act or omission of the Utility or for any other reason not attributable to the negligence of Owner, whether electricity is provided by public or private utility or by any electricity generation system owned and operated by Owner.

     (c) Tenant shall at all times comply with the rules and regulations applicable to service, equipment, wiring and requirements of the Utility. Tenant shall not use any electrical equipment which, in Owner's reasonable judgment, would exceed the capacity of the existing risers, conductors and equipment serving the Demised Premises or interfere with the electrical service to other tenants of the Building. Tenant shall not make or perform or permit the performing of any alterations to wiring installation for other electrical facilities in or serving the Demised Premises without the prior consent of Owner in each instance, which consent shall not be unreasonably withheld or delayed. Should Owner grant any such consent, all additional risers or other equipment required therefor shall be installed by Owner and the cost thereof shall be paid by Tenant as additional rent, payable upon demand. Tenant shall furnish and install, at its expense, all replacement lighting tubes, lamps, bulbs and ballasts required in the Demised Premises.

     (d) The Utility currently serving the Demised Premises (the "Electric Service Provider") is Con Edison. Owner shall have the right (subject to any applicable laws), at any time and from time to time, to contract for electrical service to the Building from a different utility company or companies providing electrical service (the "Alternate Service Provider"). In such event, Tenant shall (i) contract for electricity from the Alternate Service Provider, and (ii) cooperate with Owner, the Electric Service Provider and any Alternate Service Provider and shall (subject to the provisions of Article 13) provide access to the Demised Premises, electric lines, feeders, risers, wiring and any other machinery or equipment in the Demised Premises. Unless the use of an Alternate Service Provider is required under any Requirement, Owner shall pay all costs and expenses incurred by Tenant in connecting to and obtaining electrical service from the Alternate Service Provider (including, without limitation, the cost of installation of any additional electrical lines, feeders and risers in connection therewith). In no event, however, shall Owner be required to pay for any portion of the cost of Tenant's electric service.

     (e) The electrical wiring conductors, feeders, meters and disconnect switches serving the Demised Premises shall have a nominal capacity of not less than 150 amps, three phase, 208 volts in accordance with the New York City electrical code and other similar Requirements.

44.      Addendum to Article 3

     (a) Anything contained in this Article 3 to the contrary notwithstanding, Owner's consent shall not be unreasonably withheld or delayed with respect to any cosmetic, nonstructural Tenant's Changes, provided that (x) consent for such Tenant's Change is not required by any third party (such as, by way of example, a mortgagee or ground lessor), and (y) such Tenant's Change (i) is not visible from the outside of the Building, (ii) does not affect any part of the Building other than the Demised Premises, (iii) does not affect any service required to be furnished by Owner to any other tenant or occupant of the Building, (iv) does not affect the proper functioning of any Building Systems (hereinafter defined),
(v)) does not impair or diminish the value or utility of the Building, and (vi) does not affect the Certificate of Occupancy for the Building or the Demised Premises. Owner's consent shall not be required with respect to those nonstructural Tenant's Changes which are merely cosmetic or decorative in nature, comply with the provisions of clauses (i) - (vi) above, and the cost of which are less than THIRTY-FIVE THOUSAND & 00/100 ($35,000.00) DOLLARS, provided, however, that such Tenant's Changes shall otherwise be performed in accordance with the provisions of this Lease. With respect to mere cosmetic and/or decorative Tenant's Changes, Tenant shall only be required to submit to Owner a reasonably detailed schematic design or description and such other information as shall be reasonably requested by Owner. The term "Building Systems" shall mean the mechanical, gas, electrical, sanitary, heating, air conditioning, ventilating, elevator, plumbing, life-safety and other service systems of the Building.

     (b) In addition to Owner's right to require Tenant to remove its installations and additions contained in Article 3 hereof, Owner shall, if it so elects, remove the same after the expiration of the term hereof and the cost incurred by Owner in connection therewith shall be reimbursed by Tenant to Owner promptly after written demand therefor.

45.      Addendum to Article 9

     Anything contained in Article 9 hereof to the contrary notwithstanding, in the event of partial damage to the Demised Premises by fire or other cause, Owner shall make such repairs resulting from such damage as provided in Article
9. In the event of such partial damage by fire or other cause, the rent until such repairs shall be made shall be apportioned only if: (1) such partial damage is not due to fault or neglect of Tenant, Tenant's servants, employees, agents, visitors or licensees, and (ii) the Demised Premises are rendered untenantable at least in part as a result of such damage; if such apportionment is made of rental because of partial damage in accordance with the foregoing, such apportionment shall be measured by and according to the part of the Demised Premises which is usable by Tenant and such apportionment shall be for the period from the date of the occurrence of the damage to the date that Owner substantially completes the repairs required to be made by Owner pursuant to the foregoing. If there is no apportionment, then Tenant shall be responsible for the annual rental rate and additional rent as if said damage did not occur. Tenant shall not interfere with any of the work by Owner which Owner may be required to perform hereunder in the event of partial damage. Except as specifically modified herein the terms, conditions and provisions set forth in
Article 9 hereof shall remain in full force and effect.

46.      Amendment to Article 11

     (a) Supplementing Article 11 hereof, a transfer of fifty (50%) percent or greater interest (whether stock, partnership or otherwise) of Tenant shall be deemed to be an assignment of this Lease, either in one transaction or in any series of transactions within a thirty-six (36) month period.

     (b) Notwithstanding anything hereinbefore contained in Article 11 or Paragraph (a) hereof, in the event Tenant desires Owner's consent to an assignment or subletting of all of the Demised Premises, Tenant, by notice in writing, (i) shall notify Owner of the name of the proposed assignee or subtenant and furnish to Owner such information as to the proposed assignee's or subtenant's financial responsibility and standing as Owner may require, (ii) shall deliver to Owner an executed copy of the proposed assignment or sublease, as Owner may require, and (iii) shall offer to vacate the Demised Premises and to surrender the same to Owner as of a date (the "Surrender Date") specified in said offer which shall be the last day of any calendar month during the term hereof, provided, however, that the Surrender Date shall not be earlier than the date occurring 60 days after the giving of such notice nor be later than the effective date of the proposed assignment or the commencement date of the term of the proposed sublease. Owner may accept such offer by notice to Tenant given within 30 days after the receipt of such notice from Tenant. If Owner accepts such offer, Tenant shall surrender to Owner, effective as of the Surrender Date, all Tenant's right, title and interest in and to the entire Demised Premises. If the entire Demised Premises be so surrendered by Tenant, this Lease shall be canceled and terminated as of the Surrender Date with the same force and effect as if the Surrender Date were the date hereinbefore specified for the expiration of the full term of this Lease.

     In the event of any such surrender by Tenant of the Demised Premises, Owner and Tenant shall, at the request of either party, execute and deliver an agreement in recordable form to the effect(s) hereinbefore stated.

     (c) In the event Owner does not accept such offer of Tenant referred to in Paragraph (b) hereof, Owner covenants not to unreasonably withhold or delay its consent to such proposed assignment or subletting by Tenant of such space to the proposed assignee or subtenant on said covenants, agreements, terms, provisions and conditions set forth in the copy of the proposed assignment or sublease delivered to Owner as described in clause (ii) of the first sentence of subparagraph (b) hereof; provided, however, that Owner shall not in any event be obligated to consent to any such proposed assignment or subletting unless:

     (1) The proposed assignee, or subtenant, is (i) of a financial standing (and in this regard, Tenant shall furnish Owner with such information as Owner shall require as to the proposed assignee's or subtenant's financial responsibility and standing) and (ii) is engaged in a business satisfactory to Owner, and will use the Demised Premises in a manner which is in keeping with the then standards of the building and in such a manner as to not violate any negative covenants as to use contained in any other lease made between Owner and other tenant(s) of the building;

     (2) the proposed assignee or subtenant is a reputable entity;

     (3) the proposed assignee, or subtenant, is not then a tenant or occupant of any part of the building or a corporation or other entity which controls or is controlled by such tenant or occupant or is under common control with such tenant or occupant;

     (4) Owner shall have the right upon five (5) days' notice to Tenant, to require Tenant thereafter to pay to Owner a sum equal to (i) any rent or other consideration paid to Tenant by any subtenant which is in excess of the annual rental rate and additional rent then being paid by Tenant to Owner pursuant to the terms of this Lease after the deduction of any brokerage commission and reasonable attorneys' fees, and (ii) any other profit or gain realized by Tenant from any such assignment or subletting; all sums payable hereunder by Tenant shall be paid to Owner as additional rent immediately upon receipt thereof by Tenant and if requested by Owner, Tenant shall promptly enter into a written agreement with Owner setting forth the amount of additional rent to be paid to Owner pursuant to this Paragraph (c) (4), (if only part of the Demised Premises is sublet, then the rent paid therefor by Tenant to Owner shall be deemed to be that fraction thereof that the area of said sublet space bears to the entire Demised Premises);

     (5) there shall be no default (beyond the expiration of any applicable notice or cure periods) by Tenant under any of the terms, covenants and conditions of this Lease at the time that Owner's consent to any such assignment or subletting is requested and on the effective date of the assignment or the proposed sublease;

     (6) the proposed assignee or subtenant shall not be (i) a government or any subdivision or agency thereof, (ii) a school, college, university or educational institution of any type, whether for profit or non-profit, (iii) an employment or recruitment agency, or (iv) a travel agency;

     (7) Tenant shall reimburse Owner for any reasonable expenses that may be incurred by Owner in connection with the proposed assignment of sublease, including without limitation the reasonable costs of making investigations as to the acceptability of a proposed assignee or subtenant and reasonable legal expenses incurred in connection with the granting of any requested consent to the assignment or sublease;

     (8) in no event shall Tenant advertise or list with brokers at a rental rate less than the rental rates then being charged under leases being entered into by Owner for comparable space in the building and for a comparable term; and

     (9) with respect to an assignment, the proposed assignee shall, by no later than ten (10) days prior to the date of such assignment, pay to Owner an amount (the "Increased Security Sum") equal to two-twelfths (2/12th) of the annual rent then in effect for the calendar year in which such assignment occurs. Any payment of Increased Security Sum(s) pursuant to this subparagraph (9) shall be held by Owner in accordance with the terms of Article 32 of this Lease; and the security deposit set forth in such Article 32 of this Lease shall thereupon be increased by the amount of any such Increased Security Sum(s).

     (d) Each subletting pursuant to this Article 46, and any sublease agreement entered into in connection therewith, shall be subject to all of the covenants, agreements, terms, provisions and conditions contained in this Lease; and any assignment instrument entered into by and between Tenant and any proposed assignee, shall contain a clause pursuant to which assignee assumes all of the obligations of the tenant under this Lease. Tenant covenants and agrees that, notwithstanding such assignment or any such subletting to any subtenant and/or acceptance of rent or additional rent by Owner from any subtenant, Tenant shall and will remain fully liable for the payment of the annual rental rate and additional rent due and to become due hereunder and for the performance of all the covenants, agreements, terms, provisions and conditions contained in this Lease on the part of Tenant to be performed. Tenant further covenants and agrees that notwithstanding any such assignment or subletting, no other and further assignment, underletting or subletting of the Demised Premises or any part thereof shall or will be made except upon compliance with and subject to the provisions of this Article 46. Tenant shall promptly furnish to Owner a fully executed copy of each such sublease or assignment.

     (e) If this Lease be assigned, or if the Demised Premises be sublet or occupied by anybody other than Tenant, Owner may, after default by Tenant, collect rent from the assignee, subtenant or occupant, and apply the net amount collected to the rent herein reserved, but no such assignment, subletting, occupancy or collection shall be deemed a waiver by Owner of any of Tenant's covenants contained in this Article 46 or the acceptance of the assignee, subtenant or occupant as tenant, or a release of Tenant from the further performance by Tenant of covenants on the part of Tenant herein contained.

     (f) Any sublease permitted under this Lease shall contain a provision specifying that upon termination of the Lease by reason of eviction, Owner shall have the option to either terminate any sublease permitted hereunder or to require the subtenant thereunder to enter into a new lease directly with Owner on the same terms and conditions as the sublease. At Owner's request, the subtenant under any sublease permitted hereunder shall enter into a written agreement with Owner confirming the provisions of this clause (f).

     (g) Notwithstanding anything contained in this Lease to the contrary, and provided Tenant is not in default, beyond any applicable notice and grace periods, in complying with the terms and conditions of this Lease, it is agreed that this Lease may be assigned or the Demised Premises may be sublet, in whole or in part, without the consent of Owner (and without the application of Section 46(c) thereof), to any entity which controls, is controlled by or is under direct or indirect common control with Tenant, or to any entity resulting from the merger or consolidation with Tenant, or to any person or entity which acquires all the assets (an "Asset Acquisition") of Tenant as a going concern of the business that is being conducted at the Demised Premises (each of which is referred to as a "Permitted Party") provided, that (a) in the case of an assignment, the assignee shall assume in writing, the terms and conditions of this Lease, (b) within fifteen (15) days after the execution of such assignment or sublease, Tenant shall deliver an original fully executed counterpart of such writing to Owner, in recordable form, (c) upon written request of Owner, any guaranty of or relating to this Lease is reaffirmed in a form reasonably acceptable to Owner, (d) prior to the effectiveness of any assignment or subletting, to an affiliate, Tenant provides to Owner documentation, reasonably satisfactory to Owner, demonstrating the affiliate relationship between Tenant and such affiliate, and (e) prior to the effectiveness of any assignment or subletting in connection with the merger, consolidation or Asset Acquisition of Tenant, Tenant provides to Owner such documentation, reasonably satisfactory to Owner, detailing such merger, consolidation of Asset Acquisition (including, without limitation, financial statements and acquisition agreements). In the event of either an Asset Acquisition or a stock acquisition, the entity which has acquired said assets or stock shall guaranty this Lease (which guaranty shall be in a form reasonably acceptable to Owner), such guaranty to be delivered to Owner no later than ten (10) days following the closing of such acquisition. For purposes of this Article, the term "control" shall mean the power to direct the management and policies of such entity, directly or indirectly, whether through the ownership of securities, by contract or otherwise. At least ten (10) days prior to the effective date of any assignment, or the commencement of any sublease, effected pursuant to this Section 46(g), Tenant shall provide to Owner documentation reasonably satisfactory to Owner (i) as to the affiliate relationship between Tenant and any affiliate occupying the Demised Premises, or (ii) with respect to any entity occupying the Demised Premises as the result of a merger, consolidation or Asset Acquisition.


47.      Addendum to Article 22

     At the expiration of the term of this Lease, Tenant will, unless Owner shall otherwise direct, remove, at Tenant's own cost and expense, all wallpaper, cork and other covering which Tenant has placed upon the Demised Premises, and/or all wallpaper which was already placed in the Demised Premises at the time that Tenant first entered therein, and which Tenant allowed to remain therein. In the event that the wallpaper, cork or other wall covering is removed by Tenant, Tenant will cause the walls to be restored to good order and appearance.

48.      Informal Arbitration

     (a) Every dispute between the parties which is specifically provided in this Lease to be determined by informal arbitration shall be submitted to Chairman of the Board of Directors of the Management Division of the Real Estate Board of New York, Inc. (or to such officer of said Real Estate Board or any similar organization then successor thereto, having like authority or duties), for determination by him or by such other, impartial person or persons as he may designate, and such determination, when made and rendered to the parties in writing, shall be final and conclusive on the parties. Such submission may be made by either party on notice to the other ("Notice of Dispute") and the other party may then, within ten (10) days after receipt of the Notice of Dispute present its statement of the matter in dispute (the "Reply") to such arbitrator, upon notice to the first party. The expenses of such informal arbitration shall be borne by the parties equally.

     (b) If at the time such dispute is to be submitted neither the Real Estate Board of New York, Inc. nor any such successor organization shall exist, or if at such time the appropriate officer of said Real Estate Board or such successor organization shall be unwilling or unable to accept the submission, or if despite diligent efforts made in good faith by either party, the arbitrator is not appointed or does not commence hearing the matter within thirty (30) days after the receipt of the Reply, or if the arbitrator to whom the matter is submitted shall fail to render his decision to the parties in writing within sixty (60) days after the receipt of the Reply, then in any such event, at the instance of either party, if the event shall not be due to its fault or neglect, the matter in dispute shall be determined by arbitration in the City and County of New York in accordance with the Commercial Arbitration Rules then obtaining of the American Arbitration Association (or any organization then successor thereto). The expenses of such procedure shall be borne by the parties equally.

49.      Late Payment Charge

     If Tenant shall make any payment of the annual rental rate, additional rent or other charges more than ten (10) days after the same is due and payable, Tenant shall pay a late payment charge on the amount due equal to the Lesser of
(i) an interest factor (calculated on a per diem basis from the date on which payment was due) equal to six (6%) percent above the prime commercial lending rate of the Chase Manhattan Bank, N.A. charged to its customers of the highest credit standing for 90-day unsecured notes in effect at the time of such late payment or (ii) the maximum applicable legal rate. Such amounts shall be payable as additional rent hereunder.

50.      Change of Conditions

     Owner shall not be liable for any change of condition in the Demised Premises caused by the compliance with the present or future laws, rules, orders, ordinances, requirements, or regulations of any Federal, State, County or Municipal authority or government, including any change required by law for off-street parking or similar legislation, or by revocation by any such authority or authorities of any permit or license heretofore granted, or by construction or operation of any public or quasi-public work, or by the erection of any building or buildings upon any adjacent property, or by change of environment. Owner shall not be liable for interference with or loss of light or other incorporeal hereditaments caused by anybody other than Owner, or caused by or for the City of New York or any governmental or quasi-governmental agency or authority in connection with the construction of any public or quasi-pubic work.

51.       Insurance

     (a) Tenant shall at all times keep Tenant's Property and all other alterations, installations and improvements made by Tenant in the Demised Premises now or hereinafter included in the Demised Premises insured for damages by fire and lighting, vandalism, malicious mischief and all other risks and hazards comprehended by the full "extended coverage" endorsements and against such other hazards and risks as Owner may from time to time reasonably designate, for the "full replacement cost" thereof. Such full replacement cost shall be determined from time to time but not more frequently than once in any twelve (12) calendar month period at the request of Owner or any superior
Mortgagee or Lessee by an appraiser, engineer, architect or contractor designated by Owner or such Mortgagee or Lessee.

     (b) In addition to fire, lightning and extended coverage insurance, Tenant will maintain personal injury or property damage insurance, under a policy of commercial general liability insurance, with such limits as may reasonably be requested by Owner from time to time, but not less than $1,000,000/$2,000,000 in respect to bodily injury or death and $500,000/$1,000,000 for property damage, and $10,000,000 umbrella coverage for bodily injury, death and property damage, and the policy or policies evidencing such insurance shall, include Owner, Owner's managing agent and any Lessor or Mortgagee as additional insureds, but only with respect to liability arising out of the ownership, maintenance or use of the Demised Premises.

     (c) All policies required to be maintained pursuant to the provisions of this Lease shall be issued by an insurance company or companies having a Best's rating of at least A/AAA and pursuant to the provisions of this Lease shall have a written undertaking from the insurer to notify all insureds thereunder at least thirty (30) days prior to cancellation thereof. Tenant may provide any insurance required pursuant to the provisions of this Lease under a so-called blanket policy or policies covering other parties and locations so long as the coverage under such policy or policies is not thereby diminished. Upon request, Tenant shall furnish Owner with a certificate of insurance evidencing any such policy or a certificate naming Owner, Owner's managing agent and any Lessor or Mortgagee, as additional insureds.

52.      Indemnification and Liability of Owner

     (a) Tenant shall indemnify and save harmless Owner against and from (a) any and all claims (i) arising from (x) the conduct of business in or management (other than by Owner) of the Demised Premises or (y) any work or thing whatsoever done, or any condition created (other than by Owner) in or about the Demised Premises during the term of this Lease or during the period of time, if any, prior to the Commencement Date that Tenant may have be given access to the Demised Premises pursuant to this Lease, or (ii) arising from any act or omission of Tenant or any of its subtenants or licensees or its or their employees, agents or contractors, and (b) all costs, expenses and liabilities incurred in or in connection with each such claim or action or proceeding brought thereon. In case any action or proceeding be brought against Owner by reason of such claim, Tenant, upon notice from Owner, shall resist and defend such action or proceeding by counsel chosen by Tenant who shall be reasonably satisfactory to Owner. Tenant or its counsel shall keep Owner fully apprised at all times of the status of such defense. Counsel for Tenant's insurer shall be deemed satisfactory to Owner.

     (b) Tenant shall look only to Owner's estate(s) in the Land and Building (or the proceed thereof) for the satisfaction of Tenant's remedies for the collection of any judgment (or other judicial process) requiring the payment of money by Owner in the event of any default by Owner under this Lease, and no other property or other assets of Owner shall be subject to levy, execution or other enforcement procedure for the satisfaction of Tenant's remedies under or with respect to this Lease, the relationship of Owner and Tenant hereunder or Tenant's use and occupancy of the Demised Premises.

53.      Miscellaneous

     (a) If any of the provisions of this Lease, or the application thereof to any person or circumstances, shall, to any extent, be invalid or unenforceable, the remainder of this Lease, or the application of such provisions or provisions to persons or circumstances other than those as to whom or which it is held invalid or unenforceable, shall not be affected thereby, and every provision of this Lease shall be valid and enforceable to the fullest extent permitted by Law.

     (b) This Lease shall be governed in all respects by the laws of the State of New York.

     (c) If, in connection with obtaining financing for the building, a bank, insurance company or other lending institution shall request reasonable modifications in this Lease as a condition to such financing, Tenant will not unreasonably withhold, delay or defer its consent thereto, provided that such modifications do not increase the obligations of Tenant hereunder or materially adversely affect the leasehold interest hereby created.

     (d) If Owner shall consent to the omission or removal of any part of, or the insertion of any door or other opening in, any wall separating the Demised Premises from adjoining space leased to another tenant, then (i) Tenant shall be responsible for all risk or damage to, or loss of theft of, property arising as an incident to such omission or removal or the use of such door or other opening, or because of the existence thereof, and shall indemnify and save Owner harmless from and against any claim, demand or action for, or on account of, any such loss, theft or damage and (ii) in the event o the termination of this Lease or the lease of said other tenant, Owner may enter the Demised Premises and Owner, at Tenant's expense, may close up such door or other opening by erecting a wall to match the wall separating the Demised Premises from said adjoining space, and Tenant shall not be entitled to any diminution or abatement of rent or other compensation by reason thereof.

     (e) Tenant shall not be entitled to exercise any right of termination or other option granted to it by this Lease (if any) at any time when Tenant is in default (beyond the expiration of any applicable notice or cure period) in the performance or observance of any of the covenants, terms, provisions or conditions on its part to be performed or observed under this Lease.

     (f) Tenant shall not place or permit to be placed any vending machines in the Demised Premises, except with the prior written consent of Owner in each instance, provided Tenant may install such vending machines if the use thereof is confined to Tenant's employees.

     (g) Tenant shall not occupy any space in the building (by assignment, sublease or otherwise) other than the Demised Premises, except with the prior written consent of Owner in each instance.

     (h) Tenant agrees that its sole remedies in cases where Owner's reasonableness in exercising its judgment or withholding its consent or approval is applicable pursuant to a specific provision of this Lease, or any rider or separate agreement relating to this Lease, if any, shall be those in the nature of an injunction, declaratory judgment, or specific performance, the rights to money damages or other remedies being hereby specifically waived.

     (i) The Article headings of this Lease are for convenience only and are not to be given any effect whatsoever in construing this Lease.

     (j) This Lease shall not be binding upon Owner unless and until it is signed by Owner and an executed copy thereof is delivered to Tenant.

     (k) The Schedules and/or Exhibits annexed to this Lease shall be deemed part of this Lease with the same force and effect as if such Schedules and/or Exhibits were numbered Articles of this Lease.

     (l) If the commencement date hereunder shall commence on any day other than the first day of a calendar month, the rent for such calendar month shall be prorated.

     (m) Tenant agrees that Tenant will not at any time during said term, either directly or indirectly, use any contractors and/or labor and/or materials if the use of such contractors and/or labor and/or materials would or will create any difficulty with other contractors and/or labor engaged by Tenant or Owner or others in the maintenance and/or operation of the building or any part thereof.

     (n) In connection with any work, changes, alterations, additions or other matters or things undertaken, done or performed by, or on behalf of, Tenant in accordance with the provisions of Article 3, and any other Article of this Lease governing the performance by Tenant in the Demised Premises of any such work, changes, alterations, or additions, or otherwise, the following terms and provisions shall apply:

     (1) All of such work, alterations, installations, additions and improvements, etc. (including any work initially undertaken by Tenant to prepare the Demised Premises for Tenant's occupancy) (i) shall only be performed by or on behalf of Tenant during those hours and days as Owner shall reasonably designate, and (ii) shall be undertaken and conducted in such manner as to cause the least possible interference with other tenants at the building. Tenant shall submit to Owner, by no later than thirty (30) days after the completion of any work, installations, improvements, additions and alterations, a full set of "as built" plans and specifications.

     (2) Tenant shall retain Owner's engineer/code consultant with respect to the preparation and filing of Tenant's plans and applications in connection with Tenant's work.

     (3) Tenant shall not perform or permit to be performed any electrical work, alterations or modifications at the Demised Premises unless (i) the same is performed by a licensed electrical engineer or contractor, and (ii), if required by applicable Requirements, plans therefor have been filed with and approved by the City of New York and the New York Board of Fire Underwriters.

     (o) If at the commencement of, or at any time or times during the term of this Lease, the rents reserved in this Lease shall not be fully collectable by reason of any Federal, State, County or City law, proclamation, order or regulation, or direction of a public officer or body pursuant to law, Tenant shall enter into such agreements and take such other steps (without additional expense to Tenant) as Owner may request and as may be legally permissible to permit Owner to collect the maximum rents which may from time to time during the continuance of such legal rent restriction be legally permissible (and not in excess of the amounts reserved therefor under this Lease). Upon the termination of such legal rent restriction prior to the expiration of the term of this lease, (a) the rents shall become and thereafter be payable hereunder in accordance with the amounts reserved in this Lease for the periods following such termination and (b) Tenant shall pay to Owner, if legally permissible, an amount equal to (1) the rents which would have been paid pursuant to this Lease but for such legal rent restriction less (2) the rents paid by Tenant to Owner during the period of periods such legal rent restriction was in effect.

     (p) Tenant shall, at Tenant's sole cost and expense, obtain and maintain licenses and permits, and pay all fees and charges, in connection with the existence of any air-conditioning equipment and/or any other equipment in or upon the Demised Premises.

     (q) In the event that Owner determines that it shall be necessary to have Tenant execute any documents (including, but not limited to, a zoning lot merger agreement, and/or declaration of restrictions) in connection with the creation of a single zoning lot (for purposes of the transfer or acquisition of air rights or development rights, or otherwise), or in order to effectuate a zoning lot merger, Tenant agrees to promptly execute such document or instrument and return the same (fully acknowledged if and where so required) to Owner within ten (10) days of Owner's request therefor. Tenant hereby expressly waives and relinquishes any rights Tenant may have (at law or in equity) in any to any air rights or development rights, and Tenant disclaims any right to be deemed or considered a party-in-interest under any zoning lot merger agreement, declaration of restrictions, or other document relating to the creation of any combined or new zoning lot affecting the property, or the transfer, sale or assignment of air rights or development rights.

     (r) Tenant shall, at Tenant's expense, cause the inside and outside of all windows at the Demised Premises to be washed no less than three (3) times each year. Tenant shall retain Owner's cleaning contractor to provide office cleaning and window washing services at the Demised Premises provided that said contractor's rates are competitive with similarly qualified contractors for similar work in midtown Manhattan first-class office buildings.

     (s) If Tenant or (with Tenant's authorization) any subtenant requests Owner's consent or approval to alterations (including, but not limited to, in connection with restoration upon casualty and condemnation), subletting or any other matter or thing requiring Owner's consent or approval under this Lease, and if in connection with such request Owner seeks the advice of its attorneys, architect engineer, or other third party, then Owner, as a condition precedent to granting its consent or approval, may require (in addition to any other requirements of Owner in connection with such request) that Tenant pay the actual, reasonable, out of pocket, third party costs of Owner's attorneys, architect engineer and/or other third party in connection with the consideration of such request and/or the preparation of any documents pertaining thereto, and Tenant shall pay such costs within thirty (30) days from demand, whether or not the requested consent or approval is granted. If requested by Tenant, Owner shall deliver to Tenant copies of invoices received by Owner with respect thereto.

     (t) Subject to Owner's approval and in accordance with the provisions of this Lease including, without limitation, Articles 3 and 44 hereof, Tenant may install (i) a security system in the Demised Premises conditioned upon Owner being provided, at no charge, with the cards, keys or codes necessary to allow Building personnel to access the Demised Premises, and (ii) signs within the Demised Premises (provided that Owner may, in its sole discretion, withhold consent to any sign that may be viewed from outside of the Demised Premises).


54.      Estoppel Certificate

     Each party shall, at any time and from time to time, at the request of the other party, upon not less than five (5) days' notice, if given in person, or ten (10) days' notice, if given by mail, execute and deliver to the other a statement certifying that this Lease is unmodified and in full force and effect [or if there has been any modification, that the same is in full force and effect as modified and stating the modification(s)] certifying the dates to which the fixed rent, additional rent and escalation rent have been paid, and stating whether or not, to the best knowledge of the signer, the other party is in default in performance of any of its obligations under this Lease, and, if so, specifying each such default of which the signer may have knowledge, it being intended that any such statement delivered pursuant hereto may be relied upon by others with whom the party requesting such certificate may be dealing.

55.      Addendum to Article 13

     Supplementing and modifying Article 13, entry upon the Demised Premises pursuant to Article 13 shall be accomplished at such times and in such manner, and (except in the case of emergency) upon such reasonable notice, which notice may be oral, as to minimize to the extent practicable (without the necessity of incurring any additional monetary expense) under the circumstances interference with Tenant's use of the Demised Premises or inconvenience to Tenant. Except in the case of emergency or if due to Requirement, and except for access for cleaning and maintenance and repairs, Tenant shall be given reasonable opportunity, if practical, to have a representative of Tenant accompany anyone entering the Demised Premises pursuant to such access. In the case of an emergency or if due to Requirements, Owner shall use reasonable efforts to contact Tenant prior to any forcible entry by Owner pursuant to Article 13. 56. Building Security

     Tenant acknowledges that it has been informed that Owner has contracted for a security guard or security guard service to improve the security of the building, in consideration of which Tenant shall pay to Owner in accordance with Owner's statement(s) therefor, as additional rent, together with each monthly installment of annual rental, Tenant's proportionate share equal to Four & 18/100 (4.18%) percent of the annual cost for such security guard or service which said costs shall include, without limitation, the cost of employee benefits, social security taxes and any other expenses incurred by Owner in connection therewith. In no event shall Owner have any liability to Tenant or Tenant's employees, guests, or invitees for any damage, loss, or injury claimed to have resulted from the acts or omissions of any security guard or service, and Tenant acknowledges that Owner shall have no responsibility for, or liability connected with, the furnishing or discontinuance of security or guard service at the building.

57.      Holdover Provision

     Tenant acknowledges that possession of the Demised Premises must be surrendered to Owner at the expiration or sooner termination of the term of this Lease. Tenant agrees to indemnify and save Owner harmless against all costs, claims, loss , consequential damages, or liability resulting from delay by Tenant in so surrendering the Demised Premises including, without limitation, any claims made in connection with succeeding Tenant or prospective Tenant founded on such delay. The parties recognize and agree that the damage to Owner resulting from any failure by Tenant to timely surrender possession of the Demised Premises as aforesaid will be extremely substantial, will exceed the amount of the monthly rent and additional rent theretofore payable hereunder, and will be impossible to accurately measure. Tenant, therefore, agrees that if possession of the Demised Premises is not surrendered to Owner within twenty-four (24) hours after the date of the expiration or sooner termination of the Lease, then Tenant shall pay to Owner as liquidated damages for each month and for each portion of any month during which Tenant holds over in the Demised Premises after the expiration or sooner termination of the term of this Lease, a sum equal to two (2) times the aggregate of the fixed annual rent and additional rent which was payable under this Lease during the last month of the term hereof. Nothing herein contained shall be deemed to permit Tenant to retain possession of the Demised Premises after the expiration or sooner termination of the term of this Lease. The aforesaid provisions of this Article shall survive the expiration or sooner termination of the term of this Lease.

58.      Access to Demised Premises

     Owner will provide Tenant with up to fifteen (15) magnetic cards for the front door of the building for Tenant's use to gain access to the Demised Premises other than during usual business hours. In addition, if required for after hours access to the passenger elevator, Owner shall supply Tenant with fifteen (15) keys to the passenger elevator. Tenant shall advise Owner by registered or certified mail of the names and home addresses of persons to be supplied keys to the front door of the building and the elevator. Tenant shall not permit any duplicates of such keys to be made. Where reasonably practicable, Tenant shall advise Owner when Tenant will require access other than during normal business hours, and Owner will provide a self-service passenger elevator to be available for the use of Tenant in common with other tenants in the building every day, twenty-four (24) hours per day.

59.      Security Deposit Interest

     Owner agrees to deposit any sums paid by Tenant as security deposit under the Lease (pursuant to Article 32 hereof) in a one (1) year Certificate of Deposit in Owner's name, as selected by Owner at Owner's sole discretion. Any interest earned on such security, less a one (1%) percent fee to be retained by Owner for managing the same, shall accrue and be added to the original, or any subsequent, security deposit hereunder. Subject to Article 32 of the Lease, the Certificate of Deposit (together with accrued interest thereon) shall be "rolled over" and reinvested, or a new one (1) year certificate of deposit purchased, at the expiration of each twelve-month period from the date of original deposit thereof.

60.      Condition of Demised Premises

     (a) Tenant has examined the Demised Premises and agrees to accept the same in their condition and state of repair existing as of the date hereof subject to normal wear and tear and agrees that the Owner shall not be required to perform any work, supply any materials or incur any expense to prepare the Demised Premises for Tenant's occupancy; provided, however, that Owner agrees to (i) complete, at its own cost and expense, the work set forth in Exhibit B attached hereto and made a part hereof (hereinafter referred to as "Owner's Work"), and
(ii) within the initial ninety (90) days of the term of the Lease, in connection with the two (2) westerly bathrooms, Owner shall (w) remove existing partitions and replace with new partitions, (x) remove existing mechanically suspended ceiling, repair all walls and ceilings and install new 6"x6" type flourescent lighting fixtures on stems, (y) replace existing toilets with new toilets, and
(z) furnish and install new vinyl composition tile flooring and paint all walls, doors and trim. Tenant's Work and work done by Owner under subparagraph (iii)
(x)-(z) shall be coordinated and each shall use reasonable efforts to coordinate their respective work and avoid undue interference with the work of the other party. No substitution shall be permitted on building standard work except when specifically approved in writing. No credit shall be given for omissions or reductions which Tenant may request to standard installation. Notwithstanding the foregoing, Tenant may select materials or increase the number of electrical fixtures, outlets or switches which would otherwise be initially furnished by Owner provided that (i) such selection is indicated on Tenant's plans prior to commencement of construction and (ii) such additions or substitutions shall not increase the cost of construction. Any other changes made after commencement of construction shall be made by Owner at Owner's option but at Tenant's sole cost and expense.

     (b) Tenant represents that it shall install Building Standard (i) electrical wiring and receptacles (in accordance with the terms of this Lease), and (ii) voice and data wiring, which installations shall be coordinated with, and shall not interfere with or impede, Owner's installation of partitions in the Demised Premises, provided that such wiring in new and existing Building Standard partitions shall be concealed, and in all other areas installed in such a manner as to be as inconspicuous as possible (e.g. at inside corners of walls, and ceilings at beams).

     (c) (i) The term of this Lease shall commence on the date the Demised Premises are ready for Tenant's occupancy (as provided in subparagraph (ii) below), or such earlier date as Tenant shall occupy any portion of the Demised Premises for the conduct of its business (the "Commencement Date") (but Tenant's occupancy for the purpose of doing its work described in subparagraph (b) hereinabove shall not be considered occupancy by Tenant for the purposes of this subparagraph).

     (ii) The Demised Premises shall be deemed ready for occupancy on the date that Owner's Work (referred to in subparagraph (a)(i) hereinabove) shall have been substantially completed; and it shall be so deemed notwithstanding the fact that minor or insubstantial details of construction, mechanical adjustment or decoration remain to be performed, the non-completion of which do not materially interfere with Tenant's use of the Demised Premises.

     (iii) If the occurrence of the conditions set forth in this Section 60(c) and thereby the making of the Demised Premises ready for occupancy shall be delayed due to any act or omission of Tenant or any of its employees, agents or contractors, the Demised Premises shall be deemed ready for occupancy on the date when they would have been ready but for such delay.


61.      Floor Load

     Tenant shall not place a load upon any floor of the Demised Premises that exceeds the floor load per square foot which such floor was designed to carry or which is allowed by law. Owner reserves the right to prescribe the weight and position of all safes, business machines, heavy equipment and installations which Tenant wishes to place in the Demised Premises. Business machines and mechanical equipment in the Demised Premises shall be placed and maintained by Tenant, at Tenant's sole cost and expense, and in such manner as shall be sufficient, in Owner's sole judgment, to absorb and prevent vibration, noise, annoyance or inconvenience to Owner and other tenants.

62.      Brokerage

     (a) Each party represents and warrants to the other that it has not dealt with any broker or person in connection with this Lease except WILLIAMS REAL ESTATE CO., INC., located at 380 Madison Avenue, New York, NY 10017-2513, which broker shall be paid its commission in connection with this Lease by Owner. The execution and delivery of this Lease by each party shall be conclusive evidence that such party has relied upon the foregoing representation and warranty. Tenant shall indemnify and hold Owner harmless from and against any and all claims for commission, fee or other compensation by any other person who shall claim to have dealt with Tenant in connection with this Lease and for any and all costs incurred by Owner in connection with such claims, including, without limitation, reasonable attorneys' fees and disbursements. Owner shall indemnify and hold Tenant harmless from and against any and all claims for commission, fee or other compensation by any person who shall claim to have dealt with Owner in connection with this Lease and for any and all costs incurred by Tenant in connection with such claims, including, without limitation, reasonable attorneys' fees and disbursements. The provisions of this Article shall survive the expiration or prior termination of this Lease.

     (b) Tenant agrees that in the event it shall during the term of this Lease, seek to lease from the Owner any additional premises in the building or to extend or renew this Lease, it shall seek to do so directly from the Owner without the intervention of any broker or brokers and, if Owner and Tenant shall enter into any lease with respect to any such premises, Tenant shall be required to indemnify and hold harmless Owner from and against any and all claims or demand for brokerage commissions in connection therewith. Tenant shall have the right, notwithstanding the foregoing, to engage the services of a broker in connection with any leasing referred to in this Article 62, provided, however, that in such event Tenant shall be solely responsible for the payment of any and all brokerage commissions in connection therewith and shall pay the same.

63.      Air-Conditioning Equipment

     (a) It is understood and agreed that the 20-ton Trane air-conditioning unit, Model #SAU-C106-D, Serial #CA5L-50939 (the "Air-Conditioning Unit") presently serving the Demised Premises shall remain Owner's property; provided, however, that Tenant shall, nevertheless, keep maintain and repair, restore and replace the Air-Conditioning Unit and all of the ducts, dampers, registers, grilles and appurtenances utilized in connection therewith; and, in addition, Tenant shall at all times during the term hereof, contract for and maintain regular services of said Air-Conditioning Unit and related equipment pursuant to an all-labor contract with a recognized maintenance company and shall forward to the Owner duplicate executed original copies of such contract and all renewals and modifications thereof. Said contract shall include the thorough overhauling of the system and chemical cleaning of the condenser coils at least once each year and shall be kept in full force and effect during the term of this Lease by Tenant. If Tenant fails to make such repairs, restoration or replacements to, and maintain such Air-Conditioning Unit and related equipment, or if Tenant fails to obtain or keep the aforesaid service contract in force and effect, the same may be made, performed, obtained or maintained by Owner at the expense of Tenant and such expense shall be collectible as additional rent and shall be paid by Tenant within fifteen (15) days after rendition of a bill therefor. Any restoration or replacement of all or any part of the Air-Conditioning Unit and related equipment shall be in quality and class equal to the original work or installations. Tenant shall retain Owner's air-conditioning service contractor provided that said contractor's rates are competitive with similarly qualified contractors for similar work in midtown Manhattan first-class office buildings. Said equipment shall be delivered to the Tenant in good operating order. A letter from the Owner's air-conditioning service contractor to such effect shall be deemed compliance therewith. Owner represents that the Air-Conditioning Unit will be in working order on the Commencement Date.

     (b) The Air-Conditioning  Unit will be capable of maintaining seventy eight
(78) degrees Fahrenheit inside when outside conditions are ninety five (95) degrees Fahrenheit, provided that (i) the electrical load in the Demised Premises does not exceed four (4) watts of electrical consumption per square foot of usable area in each such area for all purposes (including light and power), and (ii) the occupancy of the Demised Premises does not exceed one (1) person per one hundred (100) square feet of usable area therein.

     (c) Provided and upon condition that the Lease is in full force and effect and the Tenant has been in full and faithful compliance with all of the terms and conditions contained herein, including but not limited to all of the provisions of subparagraph (a) of this Article 63, in the event that any of the compressors must be replaced during the term hereof, the Tenant shall furnish Owner with written notice setting forth the need for such replacement, and upon receipt of such notice, Owner will, at its option, either direct Tenant to replace such compressor with a new one (in which event Owner will reimburse the Tenant for the reasonable cost for said replacement) or Owner will, at its option, direct its air-conditioning contractor to replace said compressor. At such time as said new compressor is installed, the party installing same shall deliver to the other party, Owner or Tenant as the case may be, copies of all warranties and guarantees furnished with the compressor and the Owner shall be relieved of any responsibility in regard to said compressor.

64.      Fixed Rent

     Notwithstanding anything contained herein to the contrary, the fixed annual installments of rental shall be payable as follows:

(a) EIGHTY-FOUR THOUSAND & 00/100 ($84,000.00) DOLLARS per year during the period commencing on the Commencement Date, and ending June 30, 2003;

(b) EIGHTY-FIVE THOUSAND SIX HUNDRED EIGHTY & 00/100 ($85,680.00) DOLLARS per year during the period commencing July 1, 2003, and ending June 30, 2004;

(c) EIGHTY-SEVEN THOUSAND THREE HUNDRED NINETY-FOUR & 00/100 ($87,394.00) DOLLARS per year during the period commencing July 1, 2004, and ending June 30, 2005;

(d) EIGHTY-NINE THOUSAND ONE HUNDRED FORTY-ONE 00/100 ($89,141.00) DOLLARS per year during the period commencing July 1, 2005, and ending June 30, 2006;

(e) NINETY THOUSAND NINE HUNDRED TWENTY-FOUR 00/100 ($90,924.00) DOLLARS per year during the period commencing July 1, 2006, and ending June 30, 2007;

(f) NINETY-TWO THOUSAND SEVEN HUNDRED FORTY-THREE & 00/100 ($92,743.00) DOLLARS per year during the period commencing July 1, 2007, and ending June 30, 2008;

(g) NINETY-FOUR THOUSAND FIVE HUNDRED NINETY-EIGHT & 00/100 ($94,598.00) DOLLARS per year during the period commencing July 1, 2008, and ending June 30, 2009;

(h) NINETY-SIX THOUSAND FOUR HUNDRED NINETY & 00/100 ($96,490.00) DOLLARS per year during the period commencing July 1, 2009, and ending December 31, 2009.


65.               Rent Credit

     It is understood and agreed that the Owner shall credit Tenant in the sum of THREE THOUSAND FIVE HUNDRED & 00/100 ($3,500.00) DOLLARS toward each monthly installments of fixed annual rent due on September 1, 2002, through and including, June 1, 2003, provided that Tenant has been in full compliance of all of the terms and conditions of the Lease including, but not limited to, the timely payment of rent and additional rent.

66. As further security for the faithful performance and observance by Tenant of the terms, provisions and conditions of the Lease, Tenant shall cause the Guaranty, attached hereto and made a part hereof as Exhibit C, to be executed and delivered simultaneously with the execution of this Lease.